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                                                                    Exhibit 4.7


                                    DPL INC.

                                       AND

                              THE BANK OF NEW YORK

                                     TRUSTEE

                              ---------------------

                                    INDENTURE

                           DATED AS OF AUGUST 31, 2001

                         JUNIOR SUBORDINATED DEBENTURES


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


                          Reconciliation and Tie Sheet*
                                     between
            Provisions of the Trust Indenture Act of 1939, as amended
                                       and
                      Indenture Dated as of August 31, 2001
                                     between
                                    DPL Inc.
                                       and
                          The Bank of New York, Trustee

Section of Act                               Section of Indenture
--------------                               --------------------

  310(a)(1)                                       7.09
  310(a)(2)                                       7.09
  310(a)(3)                                       Inapplicable
  310(a)(4)                                       Inapplicable
  310(b)                                          7.08, 7.10
  310(c)                                          Inapplicable
  311(a)                                          7.13(a), 7.13(c)
  311(b)                                          7.13(b), 7.13(c)
  311(c)                                          Inapplicable
  312(a)                                          5.01, 5.02(a)
  312(b)                                          5.02(b)
  312(c)                                          5.03(c)
  313(a)                                          5.04(a)
  313(b)(1)                                       Inapplicable
  313(b)(2)                                       5.04(b)
  313(c)                                          5.04(c)
  313(d)                                          5.04(d)
  314(a)(1)                                       5.03(a)
  314(a)(2)                                       5.03(b)
  314(a)(3)                                       5.03(c)
  314(a)(4)                                       4.06
  314(b)                                          Inapplicable
  314(c)(1)                                       16.04
  314(c)(2)                                       16.04
  314(c)(3)                                       Inapplicable
  314(d)                                          Inapplicable
  314(e)                                          16.04
  314(f)                                          Omitted
  315(a)                                          7.01
  315(b)                                          6.07
  315(c)                                          7.01
  315(d)                                          7.01
  315(e)                                          6.08
  316(a)(1)                                       6.06, 8.04
  316(a)(2)                                       Omitted

  316(b)                                          6.04
  316(c)                                          10.05
  317(a)                                          6.02
  317(b)                                          4.04
  318(a)                                          15.06

------------------------

* This Reconciliation and Tie Sheet is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Certain Terms Defined...........................................1
              Act.............................................................2
              Additional Interest.............................................2
              Additional Tax Sums.............................................2
              Administrative Trustee..........................................2
              applicants......................................................2
              Authenticating Agent............................................2
              Authorized Newspaper............................................3
              Board of Directors..............................................3
              Business Day....................................................3
              Capital Securities..............................................3
              Capital Stock...................................................3
              Commission......................................................3
              Common Securities...............................................4
              Common Stock....................................................4
              Company.........................................................4
              Depositary......................................................4
              Distributions...................................................4
              DPL Guarantee...................................................4
              DPL Trust.......................................................4
              Event of Default................................................4
              Exchange Act....................................................5
              Extension Period................................................5
              Government Securities...........................................5
              Guarantee Agreement.............................................5
              Indenture.......................................................5
              Investment Company Event........................................5
              Maturity........................................................5
              1940 Act........................................................5
              Officers' Certificate...........................................6
              Opinion of Counsel..............................................6
              Original Issue Date.............................................6
              Original Issue Discount Security................................6
              Paying Agent....................................................6
              Person..........................................................6
              Preferred Securities............................................7
              principal.......................................................7
              Property Trustee................................................7


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              Ranking junior to the Securities................................7
              Ranking on a parity with the Securities.........................7 record date.....................................................7
              Register........................................................8
              Resolution of the Company.......................................8
              Responsible Officer.............................................8
              Rights Plan.....................................................8
              Security or Securities; outstanding.............................8
              Securityholder; registered holder...............................9
              Senior Indebtedness of the Company..............................9
              Stated Maturity.................................................9
              Subsidiary.....................................................10
              Tax Event......................................................10
              Trust Agreement................................................10
              Trustee; Principal Office of the Trustee.......................10
              Trust Indenture Act of 1939....................................11
              Trust Securities...............................................11


                                   ARTICLE II

             ISSUE, DESCRIPTION, EXECUTION, REGISTRATION OF TRANSFER
                           AND EXCHANGE OF SECURITIES

Section 2.01  Amount, Series and Delivery of Securities......................11
Section 2.02  Form of Securities and Trustee's Certificate...................15
Section 2.03  Denominations of and Payment of Interest on Securities.........17
Section 2.04  Execution of Securities........................................17
Section 2.05  Registration, Transfer and Exchange of Securities..............18
Section 2.06  Temporary Securities...........................................20
Section 2.07  Mutilated, Destroyed, Lost or Stolen Securities................20
Section 2.08  Cancellation and Destruction of Surrendered Securities.........21
Section 2.09  Authenticating Agents..........................................21
Section 2.10  Deferrals of Interest Payment Dates............................23
Section 2.11  Right of Set-Off...............................................24
Section 2.12  Shortening or Extension of Stated Maturity.....................24
Section 2.13  Agreed Tax Treatment...........................................25
Section 2.14  CUSIP Numbers..................................................25


                                   ARTICLE III

                            REDEMPTION OF SECURITIES

Section 3.01  Applicability of Article.......................................25
Section 3.02  Mailing of Notice of Redemption................................25
Section 3.03  When Securities Called for Redemption Become Due and Payable...26

                                   ARTICLE IV

                       PARTICULAR COVENANTS OF THE COMPANY

Section 4.01  Payment of Principal of and Interest on Securities.............27
Section 4.02  Maintenance of Offices or Agencies for  Registration of
              Transfer, Exchange and Payment of Securities...................28
Section 4.03  Appointment to Fill a Vacancy In The Office of Trustee.........28
Section 4.04  Duties of Paying Agent.........................................28
Section 4.05  Further Assurances.............................................29
Section 4.06  Officers' Certificate As to Defaults; Notices of
              Certain Defaults...............................................29
Section 4.07  Waiver of Covenants............................................29
Section 4.08  Additional Tax Sums............................................30
Section 4.09  Additional Covenants...........................................30
Section 4.10  Calculation of Original Issue Discount.........................31


                                    ARTICLE V

                SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY
                                 AND THE TRUSTEE

Section 5.01  Company to Furnish Trustee Information As to The Names
              and Addresses of Securityholders...............................31
Section 5.02  Trustee to Preserve Information As to The Names and
              Addresses of Securityholders Received By It....................32
Section 5.03  Annual and Other Reports to Be Filed By Company With Trustee...33
Section 5.04  Trustee to Transmit Annual Report to Securityholders...........33


                                   ARTICLE VI

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

Section 6.01  Events of Default Defined......................................35
Section 6.02  Covenant of Company to Pay to Trustee Whole Amount Due
              On Securities On Default In Payment of Interest or Principal...37
Section 6.03  Application of Moneys Collected By Trustee.....................39
Section 6.04  Limitation On Suits By Holders of Securities...................40
Section 6.05  On Event of Default Trustee May Take Appropriate Action........40
Section 6.06  Rights of Holders of Majority In Principal Amount of
              Securities to Direct Trustee and to Waive Default..............41
Section 6.07  Trustee to Give Notice of Defaults Known to It, But May
              Withhold In Certain Circumstances..............................41
Section 6.08  Requirement of An Undertaking to Pay Costs In Certain
              Suits Under The Indenture or Against The Trustee...............42

                                   ARTICLE VII

                             CONCERNING THE TRUSTEE

Section 7.01 Upon Event of Default Occurring and Continuing, Trustee Shall Exercise Powers Vested In It, and Use Same Degree of Care
              and Skill In Their Exercise, As A Prudent Man Would Use........42
Section 7.02  Reliance On Documents, Opinions, Etc...........................44
Section 7.03  Trustee Not Liable for  Recitals In Indenture or
              In Securities..................................................45
Section 7.04  May Hold Securities............................................45
Section 7.05  Moneys Received By Trustee to Be Held In Trust Without
              Interest.......................................................45
Section 7.06  Trustee Entitled to Compensation, Reimbursement and Indemnity..46
Section 7.07  Right of Trustee to Rely On Officers' Certificate Where No
              Other Evidence Specifically Prescribed.........................46
Section 7.08  Disqualification; Conflicting Interests........................47
Section 7.09  Requirements for Eligibility of Trustee........................47
Section 7.10  Resignation and Removal of Trustee.............................47
Section 7.11  Acceptance By Successor Trustee................................48
Section 7.12  Successor to Trustee By Merger, Consolidation or
              Succession to Business.........................................50
Section 7.13  Limitations On Rights of Trustee As A Creditor to Obtain
              Payment of Certain Claims Within Three Months Prior to Default
              or During Default, or to Realize On Property As Such
              Creditor Thereafter............................................50


                                  ARTICLE VIII

                         CONCERNING THE SECURITYHOLDERS

Section 8.01  Evidence of Action By Securityholders..........................54
Section 8.02  Proof of Execution of Instruments and of Holding of
              Securities.....................................................54
Section 8.03  Who May Be Deemed Owners of Securities.........................54
Section 8.04  Securities Owned By Company or Controlled or Controlling
              Persons Disregarded for Certain Purposes.......................55
Section 8.05  Instruments Executed By Securityholders Bind Future Holders....55


                                   ARTICLE IX

                            SECURITYHOLDERS' MEETINGS

Section 9.01  Purposes for  Which Meetings May Be Called.....................56
Section 9.02  Manner of Calling Meetings.....................................56
Section 9.03  Call of Meeting By Company or Securityholders..................56
Section 9.04  Who May Attend and Vote At Meetings............................57
Section 9.05  Regulations May Be Made By Trustee.............................57
Section 9.06  Manner of Voting At Meetings and Record to Be Kept.............58
Section 9.07  Exercise of Rights of Trustee, Securityholders and Holders
              of Preferred Securities Not to Be Hindered or Delayed..........58

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                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

Section 10.01 Purposes for  Which Supplemental Indentures May Be Entered
              Into Without Consent of Securityholders........................58
Section 10.02 Modification of Indenture With Consent of Holders of A
              Majority In Principal Amount of Securities.....................60
Section 10.03 Effect of Supplemental Indentures..............................61
Section 10.04 Securities May Bear Notation of Changes By Supplemental
              Indentures.....................................................62
Section 10.05 Revocation and Effect of Consents..............................62


                                   ARTICLE XI

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 11.01 Company May Consolidate, Etc. On Certain Terms.................62
Section 11.02 Successor Corporation Substituted..............................63
Section 11.03 Opinion of Counsel to Trustee..................................63


                                   ARTICLE XII

                    SATISFACTION AND DISCHARGE OF INDENTURE,
                                UNCLAIMED MONEYS

Section 12.01 Satisfaction and Discharge of Indenture........................63
Section 12.02 Application By Trustee of Funds Deposited for  Payment
              of Securities..................................................64
Section 12.03 Repayment of Moneys Held By Paying Agent.......................64
Section 12.04 Repayment of Moneys Held By Trustee............................64


                                  ARTICLE XIII

               IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS,
                             DIRECTORS AND EMPLOYEES

Section 13.01 Incorporators, Stockholders, Officers, Directors and
              Employees of Company Exempt From Individual Liability..........65


                                   ARTICLE XIV

                           SUBORDINATION OF SECURITIES

Section 14.01 Agreement to Subordinate.......................................65
Section 14.02 Obligation of The Company Unconditional........................67
Section 14.03 Limitations On Duties to Holders of Senior Indebtedness of
              The Company....................................................67

Section 14.04 Notice to Trustee of Facts Prohibiting Payment.................68
Section 14.05 Application By Trustee of Moneys Deposited With It.............68
Section 14.06 Subrogation....................................................68
Section 14.07 Subordination Rights Not Impaired By Acts or Omissions of
              Company or Holders of Senior Indebtedness of The Company.......69
Section 14.08 Authorization of Trustee to Effectuate Subordination of
              Securities.....................................................69
Section 14.09 No Payment When Senior Indebtedness In Default.................69
Section 14.10 Right of Trustee to Hold Senior Indebtedness of The Company....70
Section 14.11 Article XIV Not to Prevent Defaults............................70


                                   ARTICLE XV

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 15.01 Option to Effect Legal Defeasance or Covenant Defeasance.......70
Section 15.02 Legal Defeasance and Discharge.................................70
Section 15.03 Covenant Defeasance............................................71
Section 15.04 Conditions to Legal or Covenant Defeasance.....................71
Section 15.05 Deposited Money and Government Securities to be Held in
              Trust; Other Miscellaneous Provisions..........................72
Section 15.06 Repayment to Company...........................................73
Section 15.07 Reinstatement..................................................73


                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

Section 16.01 Successors and Assigns of Company Bound By Indenture...........73
Section 16.02 Acts of Board, Committee or Officer of Successor Corporation
              Valid..........................................................73
Section 16.03 Required Notices or Demands May Be Served By Mail..............74
Section 16.04 Officers' Certificate and Opinion of Counsel to Be Furnished
              Upon Applications or Demands By The Company....................74
Section 16.05 Payments Due On Saturdays, Sundays, and Holidays...............75
Section 16.06 Provisions Required By Trust Indenture Act of 1939 to Control..75
Section 16.07 Indenture and Securities to Be Construed In Accordance With
              The Laws of The State of New York..............................75
Section 16.08 Provisions of The Indenture and Securities for  The Sole
              Benefit of The Parties and The Securityholders.................75
Section 16.09 Indenture May Be Executed In Counterparts......................75
Section 16.10 Securities In Foreign Currencies...............................76

     THIS INDENTURE, dated as of the 31st day of August, 2001 between DPL INC., a corporation duly organized and existing under the laws of the State of Ohio (hereinafter sometimes referred to as the "COMPANY"), party of the first part, and THE BANK OF NEW YORK, a New York banking corporation (hereinafter sometimes referred to as the "TRUSTEE"), party of the second part.

                                   WITNESSETH:

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance from time to time of its unsecured junior subordinated debentures or other evidences of indebtedness (hereinafter referred to as the "SECURITIES"), without limit as to principal amount, issuable in one or more series, the amount and terms of each such series to be determined as hereinafter provided, including, without limitation, Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more business trusts (each a "DPL TRUST," and collectively, the "DPL TRUSTS") of preferred interests in such Trusts (the "PREFERRED SECURITIES" which may also be referred to, without limitation, as the "CAPITAL SECURITIES") and common interests in such Trusts (the "COMMON SECURITIES," and collectively with the Preferred Securities, the "TRUST SECURITIES"); to be authenticated by the certificate of the Trustee; and, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

     WHEREAS, all acts and things necessary to make the Securities when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed and the execution of this Indenture and the issue hereunder of the Securities have in all respects been duly authorized, and the Company, in the exercise of the legal rights and power vested in it, executes this Indenture and proposes to make, execute, issue and deliver the Securities;

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Securities are authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Securities by the holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities or of series thereof, as follows:


                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     Section 1.01 Certain Terms Defined. For all purposes of this Indenture,
                  ---------------------
except as otherwise expressly provided or unless the context otherwise requires:

          (a) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) All other terms used herein which are defined in the Trust Indenture Act of 1939, whether directly or by reference therein, have the meanings assigned to them therein;

          (c) All accounting terms used herein and not expressly defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; provided, that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Company; and

          (d) The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Act:

     The term "ACT" has the meaning specified in SECTION 2.01.

Additional Interest:

     The term "ADDITIONAL INTEREST" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable interest payment date and which shall accrue at the rate per annum specified or determined as specified in such Security.

Additional Tax Sums:

     The term "ADDITIONAL TAX SUMS" has the meaning specified in SECTION 4.08.

Administrative Trustee:

     The term "ADMINISTRATIVE TRUSTEE" means, in respect of any DPL Trust, each Person identified as an "ADMINISTRATIVE TRUSTEE" in the related Trust Agreement, solely in such Person's capacity as Administrative Trustee of such DPL Trust under such Trust Agreement and not in such Person's individual capacity, or any successor administrative trustee appointed as therein provided.

applicants:

     The term "APPLICANTS" has the meaning specified in SECTION 5.02(B).

Authenticating Agent:

     The term "AUTHENTICATING AGENT" means any Authenticating Agent appointed by the Trustee pursuant to SECTION 2.09.

Authorized Newspaper:

     The term "AUTHORIZED NEWSPAPER" means a newspaper in the City of Dayton, State of Ohio, and the Borough of Manhattan, The City of New York, State of New York, each of which is printed in the English language and customarily published at least once a day for at least five days in each calendar week and of general circulation in the respective cities. Whenever successive publications are required to be made in an Authorized Newspaper, the successive publications may be made in the same or in a different newspaper meeting the foregoing requirements and in each case on any day of the week. If it is impossible or, in the opinion of the Trustee, impracticable to publish any notice in the manner herein provided, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

Board of Directors:

     The term "BOARD OF DIRECTORS," when used with reference to the Company, means the Board of Directors of the Company or the Executive Committee or any other committee of or created by the Board of Directors of the Company duly authorized to act hereunder.

Business Day:

     The term "BUSINESS DAY" means any day which is not a Saturday or Sunday and which is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law or executive order to close or a day on which the principal corporate trust office of the Trustee is closed for business.

Capital Securities:

     The term "CAPITAL SECURITIES" has the meaning specified in the recitals to this Indenture.

Capital Stock:

     The term "CAPITAL STOCK" means shares of capital stock of any class of any corporation whether now or hereafter authorized regardless of whether such capital stock shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up.

Commission:

     The term "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

Common Securities:

     The term "COMMON SECURITIES" has the meaning specified in the recitals to this Indenture.

Common Stock:

     The term "COMMON STOCK" means the common stock, par value $.01 per share, of the Company.

Company:

     The term "COMPANY" means DPL Inc., a corporation duly organized and existing under the laws of the State of Ohio and, subject to the provisions of
Article XI, shall also include its successors and assigns.

Depositary:

     The term "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more global Securities, the person designated as Depositary by the Company pursuant to
SECTION 2.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter the term "DEPOSITARY" shall mean or include each person who is then a Depositary hereunder and if at any time there is more than one such person, the term "DEPOSITARY" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.

Distributions:

     The term "DISTRIBUTIONS," with respect to the Trust Securities issued by a DPL Trust, means amounts payable in respect of such Trust Securities as provided in the related Trust Agreement and referred to therein as "DISTRIBUTIONS."

DPL Guarantee:

     The term "DPL GUARANTEE" means the guarantee by the Company of distributions on the Preferred Securities or the Capital Securities of a DPL Trust to the extent provided in the Guarantee Agreement.

DPL Trust:

     The terms "DPL TRUST" and "DPL TRUSTS" each have the meaning specified in the recitals to this Indenture.

Event of Default:

     The term "EVENT OF DEFAULT" with respect to Securities of any series shall mean any event specified as such in SECTION 6.01 and any other event as may be established with respect to the Securities of such series as contemplated by
SECTION 2.01.

Exchange Act:

     The term "EXCHANGE ACT" has the meaning specified in SECTION 2.02.

Extension Period:

     The term "EXTENSION PERIOD" has the meaning specified in SECTION 2.10.

Government Securities:

     The term "GOVERNMENT SECURITIES" means direct obligations of, or obligations guaranteed by, the United States of America, and the payment for which the United States pledges its full faith and credit.

Guarantee Agreement:

     The term "GUARANTEE AGREEMENT" means any Guarantee Agreement relating to any Preferred Securities or Capital Securities of any DPL Trust, whether now existing or created in the future.

Indenture:

     The term "INDENTURE" means this instrument as originally executed, or, if amended or supplemented as herein provided, then as so amended or supplemented, and shall include the form and terms of particular series of Securities established as contemplated by SECTIONS 2.01 and 2.02.

Investment Company Event:

     The term "INVESTMENT COMPANY EVENT" means, in respect of a DPL Trust, the receipt by a DPL Trust of an Opinion of Counsel to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "CHANGE IN 1940 ACT LAW"), such DPL Trust is or will be considered an investment company that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities of such DPL Trust.

Maturity:

     The term "MATURITY" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

1940 Act:

     The term "1940 ACT" means the Investment Company Act of 1940, as amended.

Officers' Certificate:

     The term "OFFICERS' CERTIFICATE" shall mean a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, any Vice Chairman or any Vice President of the Company (whether or not designated by a number or a word or words added before or after the title Vice President) and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee. Each such certificate shall include the statements provided for in SECTION 16.04, if and to the extent required by the provisions thereof and will comply with Section 314 of the Trust Indenture Act of 1939.

Opinion of Counsel:

     The term "OPINION OF COUNSEL" shall mean an opinion in writing signed by legal counsel, who shall be satisfactory to the Trustee, and who may be an employee of, or counsel to, the Company and delivered to the Trustee; provided however, that for purposes of the definitions of "Tax Event" and "Investment Company Event" contained herein, SECTION 2.12, SECTION 10.01(A), SECTION 11.01 and SECTION 15.04(B) and (C), such opinion shall be by nationally recognized independent legal counsel experienced in the matters related to the substance of the opinion. Each such opinion shall include the statements provided for in
SECTION 16.04, if and to the extent required by the provisions thereof, and will comply with Section 314 of the Trust Indenture Act of 1939.

Original Issue Date:

     The term "ORIGINAL ISSUE DATE" means the first date of issuance of each Security.

Original Issue Discount Security:

     The term "ORIGINAL ISSUE DISCOUNT SECURITY" shall mean any Security that provides for an amount less than the principal amount thereof to be due and payable upon declaration pursuant to SECTION 6.01.

Paying Agent:

     The term "PAYING AGENT" means the Trustee or any Person or Persons authorized by the Company to pay the principal or interest on any Securities on behalf of the Company.

Person:

     The term "PERSON" or "PERSON" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association or government or any agency or political subdivision thereof, or any other entity of whatever nature.

Preferred Securities:

     The term "PREFERRED SECURITIES" has the meaning specified in the recitals to this Indenture.

principal:

     The term "PRINCIPAL," whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any."

Property Trustee:

     The term "PROPERTY TRUSTEE" means, in respect of any DPL Trust, the commercial bank or trust company identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such DPL Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

Ranking junior to the Securities:

     The term "RANKING JUNIOR TO THE SECURITIES," or correlative phrases, when used with respect to any obligation of the Company means (i) any DPL Guarantee, and (ii) any other obligation of the Company which (a) ranks junior to and not equally with or prior to the Securities (or any other obligations of the Company ranking on a parity with the Securities) in right of payment upon the happening of any event of the kind specified in the first sentence of the first paragraph of SECTION 14.01, or (b) is specifically designated as ranking junior to the Securities by express provision in the instrument creating or evidencing such obligation.

     The securing of any obligations of the Company, otherwise ranking junior to the Securities, shall be deemed to prevent such obligations from constituting obligations ranking junior to the Securities.

Ranking on a parity with the Securities:

     The term "RANKING ON A PARITY WITH THE SECURITIES," or correlative phrases, when used with respect to any obligation of the Company means any obligation of the Company which (a) ranks equally with and not prior to the Securities in right of payment upon the happening of any event of the kind specified in the first sentence of the first paragraph of SECTION 14.01, or (b) is specifically designated as ranking on a parity with the Securities by express provision in the instrument creating or evidencing such obligation.

     The securing of any obligations of the Company, otherwise ranking on a parity with the Securities, shall not be deemed to prevent such obligations from constituting obligations ranking on a parity with the Securities.

record date:

     The term "RECORD DATE" has the meaning specified in SECTION 2.03.

Register:

     The term "REGISTER" has the meaning specified in SECTION 2.05.

Resolution of the Company:

     The term "RESOLUTION OF THE COMPANY" means a resolution of the Company, in the form of a resolution of the Board of Directors, in the form of a resolution of a duly constituted committee of the Board of Directors, or in the form of a resolution of two or more senior officers of the Company, authorizing, ratifying, setting forth or otherwise validating agreements, execution and delivery of documents, the issuance, form and terms of Securities, or any other actions or proceedings pursuant or with respect to this Indenture.

Responsible Officer:

     The term "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred by the Trustee because of his knowledge of, and familiarity with, a particular subject.

Rights Plan:

     The term "RIGHTS PLAN" means a plan of the Company providing for the issuance by the Company to all holders of its Common Stock of rights entitling the holders thereof to subscribe for or purchase shares of Common Stock or any class or series of preferred stock, which rights (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case until the occurrence of a specified event or events.

Security or Securities; outstanding:

     The term "SECURITY" or "SECURITIES" means any security or securities of the Company, as the case may be, without regard to series, authenticated and delivered under this Indenture.

     The term "OUTSTANDING," when used with reference to Securities and subject to the provisions of SECTION 8.04, means as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent); provided that such Securities shall have reached their Stated Maturity or, if such Securities are to be redeemed prior to the Stated Maturity thereof, notice of such redemption shall have been given as in Article III provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered or which have been paid pursuant to the terms of SECTION 2.07 unless proof satisfactory to the Trustee is presented that any such Securities are held by persons in whose hands any of such Securities is a valid, binding and legal obligation of the Company.

     In determining whether the holders of the requisite principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to SECTION 6.01.

Securityholder; registered holder:

     The terms "SECURITYHOLDER," "HOLDER OF SECURITIES," "REGISTERED HOLDER" or other similar term, mean any person who shall at the time be the registered holder of any Security or Securities on the Register kept for that purpose in accordance with the provisions of this Indenture.

Senior Indebtedness of the Company:

     The term "SENIOR INDEBTEDNESS OF THE COMPANY" means the principal of, and premium, if any, and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization of the Company, and including any rate of interest applicable upon default, whether or not such claim for post-petition interest is allowed in such proceeding) on (i) any indebtedness of the Company for borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (ii) obligations under letters of credit, (iii) any indebtedness or other obligations of the Company with respect to commodity contracts, interest rate and currency swap agreements, cap, floor and collar agreements, currency spot and forward contracts, and other similar agreements or arrangements designed to protect against fluctuations in currency exchange or interest rates, and (iv) any guarantees, endorsements (other than by endorsement of negotiable instruments for collection in the ordinary course of business) or other similar contingent obligations in respect of obligations of others of a type described in (i), (ii) or (iii) above whether or not such obligation is classified as a liability on a balance sheet prepared in accordance with generally accepted accounting principles, in each case listed in (i), (ii), (iii) and (iv) above whether outstanding on the date of execution of this Indenture or thereafter incurred, other than obligations ranking on a parity with the Securities or ranking junior to the Securities; provided, however, that "Senior Indebtedness of the Company" does not include trade creditors.

Stated Maturity:

     The term "STATED MATURITY" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified pursuant to the terms of such Security as the date on which the principal of such Security or such installment of interest is due and payable in the case of such principal, as such date may be shortened or extended or provided pursuant to the terms of such Security and this Indenture.

Subsidiary:

     The term "SUBSIDIARY" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

Tax Event:

     The term "TAX EVENT" means the receipt by the Company and a DPL Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative written pronouncement, action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which proposed change, pronouncement, action or decision is announced on or after the date of issuance of the Preferred Securities of such DPL Trust, there is more than an insubstantial risk that (i) the DPL Trust is, or will be within 90 days after the date of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the corresponding series of Securities issued by the Company to such DPL Trust,
(ii) interest payable by the Company on such corresponding series of Securities is not, or within 90 days of the date of such Opinion of Counsel, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes, or (iii) the DPL Trust is, or will be within 90 days after the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

Trust Agreement:

     The term "TRUST AGREEMENT" means any Trust Agreement governing any DPL Trust, whether now existing or created in the future, relating to the Securities of any series in each case.

Trustee; Principal Office of the Trustee:

     The term "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument, and, subject to the provisions of Article VII, shall also include its successors. The term "PRINCIPAL OFFICE" of the Trustee shall mean the corporate trust office of the Trustee in The City of New York, State of New York, at which the corporate trust business of the Trustee shall, at any particular time, be principally administered. The present address of the corporate trust office of the Trustee in The City of New York, State of New York office at which the corporate trust business of the Trustee is principally administered is 101 Barclay Street, Floor 21 West, New York, New York 10286,
Attention: Corporate Trust Administration.

Trust Indenture Act of 1939:

     Except as herein otherwise expressly provided or unless the context requires otherwise, the term "TRUST INDENTURE ACT OF 1939" shall mean the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture was originally executed.

Trust Securities:

     The term "TRUST SECURITIES" has the meaning specified in the recitals to this Indenture.


                                   ARTICLE II

             ISSUE, DESCRIPTION, EXECUTION, REGISTRATION OF TRANSFER
             -------------------------------------------------------
                           AND EXCHANGE OF SECURITIES
                           --------------------------

     Section 2.01 Amount, Series and Delivery of Securities. The aggregate
                  -----------------------------------------
principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. The terms of each series (which terms shall not be inconsistent with the provisions of this Indenture) including:

          (1) The designation of the Securities of such series (which shall distinguish the Securities of the series from all other Securities and which shall include the word "subordinated" or a word of like meaning);

          (2) Any limit upon the aggregate principal amount of the Securities of such series which may be executed, authenticated and delivered under this Indenture; provided, however, that nothing contained in this Section or elsewhere in this Indenture or in such Securities or in a Resolution of the Company or Officers' Certificate or supplemental indenture is intended to or shall limit execution by the Company or authentication and delivery by the Trustee of Securities under the circumstances contemplated by SECTIONS 2.05, 2.06, 2.07, 3.02, 3.03 and 10.04;

          (3) The date or dates (if any) on which the principal of the Securities of such series is payable;

          (4) The rate or rates at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest or other interest, if any, shall be payable, the date or dates from which such interest shall accrue, the dates on which such interest shall be payable, the record date for the interest payable on any interest payment date and the right of the Company to defer or extend an interest payment date;

          (5) The place or places where Securities of such series may be presented for payment and for the other purposes provided in SECTION 4.02;

          (6) Any price or prices at which, any period or periods within which, and any terms and conditions upon which Securities of such series may be redeemed, in whole or in part, at the option of the Company;

          (7) The type or types (if any) of Capital Stock of the Company into which, any period or periods within which, and any terms and conditions upon which Securities of such series may be made payable, converted, exchanged in whole or in part, at the option of the holder or of the Company;

          (8) If other than denominations of $1,000 and any whole multiple thereof, the denominations in which Securities of such series shall be issuable;

          (9) If other than the principal amount thereof, the portion of the principal amount of Securities of such series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to SECTION 6.01;

          (10) If other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency (which may be a composite currency) in which payment of the principal of (and premium, if any) and interest, if any, on the Securities of such series shall be payable;

          (11) If the principal of (and premium, if any) or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a holder thereof, in a coin or currency (including composite currency) other than that in which the Securities of such series are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (12) If the amounts of payments of principal of (and premium, if any) or interest, if any, on the Securities of such series may be determined with reference to an index based on a coin or currency (including composite currency) other than that in which the Securities of such series are stated to be payable, the manner in which such amounts shall be determined;

          (13) If the Securities of such series are payable at Maturity or upon earlier redemption in Capital Stock, the terms and conditions upon which such payment shall be made;

          (14) The person or persons who shall be registrar for the Securities of such series, and the place or places where the Register of Securities of the series shall be kept;

          (15) Any Events of Default with respect to the Securities of such series, if not set forth herein;

          (16) Whether any Securities of such series are to be issuable in global form with or without coupons, and, if so, the Depositary for such global Securities and whether beneficial owners of interests in any such global Security may exchange such interests for definitive Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which, and the place or places where, any such exchanges may occur, if other than in the manner provided in SECTION 2.05;

          (17) The form of Trust Agreement and Guarantee Agreement, if applicable;

          (18) If applicable, the relative degree to which Securities of such series shall be senior to or be subordinated to other series of such Securities or other indebtedness of the Company in right of payment, whether such other series of Securities or other indebtedness are outstanding or not; and

          (19) Any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture);

or in any case, the method for determining such terms, the persons authorized to determine such terms and the limits, if any, within which any such determination of such terms is to be made shall either be established in or pursuant to a Resolution of the Company and set forth in an Officers' Certificate, or set forth in one or more indentures supplemental hereto, prior to the issuance of Securities of any series.

     The Securities of all series shall be subordinate to Senior Indebtedness of the Company as provided in Article XIV. The applicable Resolution of the Company as set forth in an Officers' Certificate, or supplemental indenture, may provide that Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which interest may be determined, with different dates from which such interest shall accrue, with different dates on which such interest may be payable or with any different terms other than Events of Default but all such Securities of a particular series shall for all purposes under this Indenture including, but not limited to, voting and Events of Default, be treated as Securities of a single series.

     If any of the terms of any series of Securities are established by action taken pursuant to a Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or supplemental indenture setting forth the terms of the series.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication by it, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the written order of the Company, signed by its Chairman of the Board, or its Chief Executive Officer, or its President, or any Vice Chairman or any Vice President of the Company (whether or not designated by a number or a word or words added before or after the title Vice President), and by its Treasurer or an Assistant Treasurer or its Controller or its Secretary or an Assistant Secretary, without any further corporate action by the Company. If the form or terms of the Securities of the series have been established in or pursuant to a Resolution of the Company and set forth in an Officers' Certificate, or set forth in one or more supplemental indentures hereto, as permitted by this Section and SECTION 2.02, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to SECTION 7.01) shall be fully protected in relying upon:

          (a) an Opinion of Counsel stating:

               (i) that the form and terms of such Securities have been established in conformity with the provisions of this Indenture;

               (ii) That the issuance and sale of such Securities have been duly registered under the Securities Act of 1933, as amended (the "ACT"), and a registration statement with respect thereto under the Act has become effective under the Act, or that such issuance and sale are exempt from the registration requirements of the Act; and that any other action by or before any governmental body or authority (except that the offer and sale of such Securities in certain jurisdictions may be subject to the Blue Sky or securities laws of such jurisdictions) required in connection with the issuance and sale of such Securities has been duly taken, specifying the nature thereof, or that no such action is required;

               (iii) That the issuance and delivery of such Securities does not violate the charter or code of regulations of the Company or violate any order or decree of any court or public authority having jurisdiction of which such counsel has knowledge; or result in a breach of the terms, conditions or provisions of, or constitute a default under, any mortgage, indenture, contract, agreement or undertaking known to counsel to which the Company is a party or by which it is bound;

               (iv) That such Securities, when executed by the Company and authenticated by the Trustee in accordance with the terms of this Indenture and delivered to the purchasers thereof against payment of the agreed consideration therefor in accordance with the terms of any purchase or similar agreement, will be entitled to the benefits of this Indenture and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law);

               (v) If the terms of such Securities provide for the conversion of such Securities into shares of Capital Stock of the Company, or the payment thereof in Capital Stock upon Maturity or earlier redemption of such Securities, that the Company has reserved a sufficient number of shares of Capital Stock for issuance upon such conversion or payment, and such shares of Capital Stock, upon such issuance, will be duly and validly issued, fully paid and nonassessable;

               (vi) That the Company has the corporate power to issue such Securities, and has duly taken all necessary corporate action with respect to such issuance;

               (vii) That all laws and requirements in respect of the execution and delivery by the Company of such Securities and the related supplemental indenture, if any, have been complied with and that authentication and delivery of such Securities and the execution and delivery of the related supplemental indenture, if any, by the Trustee will not violate the terms of this Indenture; and

               (viii) Such other matters as the Trustee may reasonably request; and

          (b) An Officers' Certificate setting forth the form and terms of the Securities of such series pursuant to this Section and SECTION 2.02 hereof (but only if the form and terms of the Securities of such series are not set forth in one or more supplemental indentures hereto) and stating that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with, that no Event of Default with respect to any series of Securities has occurred and is continuing and that the issuance of such Securities is not and will not result in (i) an Event of Default or an event or condition which, upon the giving of notice to, or the acquisition of knowledge by, each such officer, or the lapse of time or both, would become an Event of Default or (ii) a default under the provisions of any other instrument or agreement by which the Company is bound.

     The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver either an Opinion of Counsel or an Officers' Certificate at the time of issuance of each Security; provided that such Opinion of Counsel and Officers' Certificate, with appropriate modifications, are instead delivered at or prior to the time of issuance of the first Security of such series.

     Each Security shall be dated the date of its authentication.

     Section 2.02 Form of Securities and Trustee's Certificate. The Securities
                  --------------------------------------------
of each series shall be substantially of the tenor and terms as shall be authorized in or pursuant to a Resolution of the Company and set forth in an Officers' Certificate, or set forth in an indenture or indentures supplemental hereto in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or automated quotation system on which the Securities may be listed, or to conform to usage. If the form of Securities of any series is authorized by action taken pursuant to a Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate contemplated by SECTION 2.01 setting forth the terms of the series.

     The Securities may be printed, lithographed or fully or partly engraved.

     The Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities, of the series designated herein, referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK, as Trustee

                                        By:  ______________________________
                                             Authorized Signatory


     If Securities of a series are issuable in global form, as specified pursuant to SECTION 2.01, then, notwithstanding clause (8) of SECTION 2.01 and the provisions of SECTION 2.03, such Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of outstanding Securities of such series represented thereby may from time to time be increased or reduced to reflect exchanges or transfers. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such person or persons as shall be specified in such Security or by the Company. Subject to the provisions of SECTION 2.04 and, if applicable, SECTION 2.06, the Trustee shall deliver and redeliver any Security in global form in the manner and upon written instructions given by the person or persons specified in such Security or by the Company. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form after the original issuance of the Securities of such series shall be in writing but need not comply with SECTION
16.04 and need not be accompanied by an Opinion of Counsel.

     Unless otherwise specified pursuant to SECTION 2.01, payment of principal of and any premium and any interest on any Security in global form shall be made to the person or persons specified therein.

     The owners of beneficial interests in any global Security shall have no rights under this Indenture with respect to any global Security held on their behalf by a Depositary, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the sole holder and owner of such global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary, or impair, as between a Depositary and its participants in any global Security, the operation of customary practices governing the exercise of the rights of a holder of a Security of any series, including, without limitation, the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action that a holder is entitled to give or take under this Indenture.

     Neither the Company, the Trustee nor any Authenticating Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Each Depositary designated pursuant to SECTION 2.01 for a global Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and any other applicable statute or regulation.

     Section 2.03 Denominations of and Payment of Interest on Securities. The
                  ------------------------------------------------------
Securities of each series shall be issuable as fully registered Securities without coupons in such denominations as shall be specified as contemplated by
SECTION 2.01 (except as provided in SECTION 2.02 and SECTION 2.06). In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

     If the Securities of any series shall bear interest, each Security of such series shall bear interest from the applicable date at the rate or rates per annum, and such interest shall be payable on the dates, specified on, or determined in the manner provided in, the Security. The person in whose name any Security is registered at the close of business on any record date (as defined below) for the Security with respect to any interest payment date for such Security shall be entitled to receive the interest payable thereon on such interest payment date notwithstanding the cancellation of such Security upon any registration of transfer, exchange or conversion thereof subsequent to such record date and prior to such interest payment date, unless such Security shall have been called for redemption on a date fixed for redemption subsequent to such record date and prior to such interest payment date or unless the Company shall default in the payment of interest due on such interest payment date on such Security, in which case such defaulted interest shall be paid to the person in whose name such Security (or any Security or Securities issued upon registration of or exchange thereof) is registered at the close of business on the record date for the payment of such defaulted interest, or except as otherwise specified as contemplated by SECTION 2.01. The term "record date" as used in this Section with respect to any regular interest payment date for any Security shall mean such day or days as shall be specified as contemplated by
SECTION 2.01; provided, however, that in the absence of any such provisions with respect to any Security, such term shall mean: (1) if such interest payment date is the first day of a calendar month, record date means the fifteenth day of the calendar month next preceding such interest payment date; or (2) if such interest payment date is the fifteenth day of a calendar month, record date means the first day of such calendar month; provided, further, that (except as otherwise specified as contemplated by SECTION 2.01) if the day which would be the record date as provided herein is not a Business Day, then it shall mean the Business Day next preceding such day. Such term, as used in this Section, with respect to the payment of any defaulted interest on any Security shall mean (except as otherwise specified as contemplated by SECTION 2.01) the fifth day next preceding the date fixed by the Company for the payment of defaulted interest, established by notice given by first class mail by or on behalf of the Company to the holder of such Security not less than 10 days preceding such record date, or, if such fifth day is not a Business Day, the Business Day next preceding such fifth day.

     Section 2.04 Execution of Securities. The Securities shall be signed on
                  -----------------------
behalf of the Company, manually or in facsimile, by its Chairman of the Board, or its Chief Executive Officer, or its President, or any Vice Chairman, or any Vice President of the Company (whether or not designated by a number or a word or words added before or after the title Vice President), and by its Treasurer or an Assistant Treasurer or its Controller or its Secretary or an Assistant

Secretary under its corporate seal, which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise. Only such Securities as shall bear thereon a certificate of authentication substantially in the form recited herein, executed by or on behalf of the Trustee manually by an authorized signatory, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate of authentication by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture. Typographical or other errors or defects in the seal or facsimile signature on any Security or in the text thereof shall not affect the validity or enforceability of such Security if it has been duly authenticated and delivered by the Trustee.

     In case any officer of the Company who shall have signed any of the Securities, manually or in facsimile, shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company, manually or in facsimile, by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such officer.

     Section 2.05 Registration, Transfer and Exchange of Securities. Securities
                  -------------------------------------------------
of any series (other than a global Security, except as set forth below) may be exchanged for a like aggregate principal amount of Securities of the same series of the same tenor and terms of other authorized denominations. Securities to be exchanged shall be surrendered at the offices or agencies to be maintained by the Company in accordance with the provisions of SECTION 4.02 and the Company shall execute and the Trustee shall authenticate and deliver, or cause to be authenticated and delivered, in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive.

     The Company shall keep, at one or more of the offices or agencies to be maintained by the Company in accordance with the provisions of SECTION 4.02 with respect to the Securities of each series, a Register ( the "REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities of such series and the transfer of Securities of such series as in this Article provided. Such Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Register shall be open for inspection by the Trustee and any registrar of the Securities of such series other than the Trustee. Upon due presentment for registration or transfer of any Security of any series at the offices or agencies of the Company to be maintained by the Company in accordance with SECTION 4.02 with respect to the Securities of such series, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series of like tenor and terms for a like aggregate principal amount of authorized denominations.

     Every Security issued upon registration of transfer or exchange of Securities pursuant to this Section shall be the valid obligation of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Security or Securities surrendered upon registration of such transfer or exchange.

     All Securities of any series presented or surrendered for exchange, registration of transfer, redemption, conversion or payment shall, if so required by the Company or any registrar of the Securities of such series, be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company and such registrar, duly executed by the registered holder or by his attorney duly authorized in writing.

     No service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     The Company shall not be required to exchange or register the transfer of
(a) any Securities of any series during a period beginning at the opening of business fifteen days before the day of the mailing of a notice of redemption of outstanding Securities of such series and ending at the close of business on the relevant redemption date, or (b) any Securities or portions thereof called or selected for redemption, except, in the case of Securities called for redemption in part, the portion thereof not so called for redemption.

     Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a global Security representing all or a portion of the Securities of a series may not be transferred, except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     Notwithstanding the foregoing, except as otherwise specified pursuant to
SECTION 2.01, any global Security shall be exchangeable pursuant to this Section only as provided in this paragraph. If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series, or if at any time the Depositary for the Securities of such series shall no longer be eligible to so act, the Company shall appoint a successor Depositary with respect to the Securities of such series. If (a) a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility (thereby automatically making the Company's election pursuant to SECTION 2.01 no longer effective with respect to the Securities of such series), (b) the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities of such series and of the same tenor and terms, as specified pursuant to SECTION 2.01, or (c) the Company in its sole discretion determines that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities, then without unnecessary delay, but, if appropriate, in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such global Security, executed by the Company and authenticated by the Trustee. On or after the earliest date on which such interests are or may be so exchanged, such global Security shall be surrendered by the Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities upon payment by the beneficial owners of such interest, at the option of the Company, of a service charge for such exchange and of a proportionate share of the cost of printing such definitive Securities, and the Trustee shall authenticate and deliver, (a) to each person specified by the Depositary in exchange for each portion of such global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of the same tenor and terms as the portion of such global Security to be exchanged, and (b) to such Depositary a global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered global security and the aggregate principal amount of definitive Securities delivered to holders thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant redemption date. If a Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs on (i) any record date and before the opening of business at such office or agency on the relevant interest payment date, or (ii) any record date for the payment of defaulted interest and before the opening of business at such office or agency on the related proposed date for payment of defaulted interest, then interest or default interest, as the case may be, will not be payable on such interest payment date or proposed date for payment of defaulted interest, as the case may be, in respect of such Security, but will be payable on such interest payment date or proposed date for payment of defaulted interest, as the case may be, only to the person to whom interest in respect of such portion of such global Security is payable in accordance with the provisions of this Indenture and such global Security.

     Section 2.06 Temporary Securities. Pending the preparation of definitive
                  --------------------
Securities of any series, the Company may execute and the Trustee shall, upon the written order of the Company, authenticate and deliver temporary Securities of such series (printed or lithographed) of any denomination and substantially in the form of the definitive Securities of such series, but with or without a recital of specific redemption prices or conversion provisions and with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every such temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company will execute and deliver to the Trustee definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the offices or agencies to be maintained by the Company as provided in SECTION 4.02 with respect to the Securities of such series, and the Trustee shall, upon the written order of the Company, authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

     Section 2.07 Mutilated, Destroyed, Lost or Stolen Securities. In case any
                  -----------------------------------------------
temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company, in the case of any mutilated Security shall, and in the case of any destroyed, lost or stolen Security in its discretion may, execute, and upon its request the Trustee shall authenticate and deliver, or cause to be authenticated and delivered, a new Security of the same series of like tenor and terms in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In case any such Security shall have matured or shall be about to mature, instead of issuing a substituted Security, the Company may pay or authorize payment of the same

(without surrender thereof, except in the case of a mutilated Security). In every case the applicant for a substituted Security or for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same, or the Trustee or any Paying Agent of the Company may make any such payment, upon the written request or authorization of any officer of the Company. Upon the issue of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses connected therewith (including the fees and expenses of the Trustee).

     To the extent permitted by mandatory provisions of law, every substituted Security issued pursuant to the provisions of this Section in substitution for any destroyed, lost or stolen Security shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

     To the full extent legally enforceable, all Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute now existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     Section 2.08 Cancellation and Destruction of Surrendered Securities. All
                  ------------------------------------------------------
Securities surrendered for the purpose of payment, redemption, exchange, substitution or registration of transfer, shall, if surrendered to the Company or any agent of the Company or of the Trustee, be delivered to the Trustee, and the same, together with Securities surrendered to the Trustee for cancellation, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All canceled Securities held by the Trustee shall be disposed of in conformance with the Trustee's then customary procedures, unless otherwise directed by a written order of the Company; provided however, that the Trustee shall not be required to destroy any Securities. If the Company shall purchase or otherwise acquire any of the Securities, however, such purchase or acquisition shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee for cancellation.

     Section 2.09 Authenticating Agents. The Trustee may from time to time
                  ---------------------
appoint one or more Authenticating Agents with respect to one or more series of Securities, which shall be authorized to act on behalf of the Trustee and subject to its direction in authenticating and delivering Securities of such series pursuant hereto as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities of such series, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as though authenticated by the Trustee. Wherever reference is made in this Indenture to the authentication or delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication or delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall at all times be a corporation (including a banking association) organized and doing business under the laws of the United States or any State or territory thereof or of the District of Columbia, having a combined capital and surplus of at least five million dollars ($5,000,000) authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal, state, territorial, or District of Columbia authorities. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

     Any corporation succeeding to the corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent or such successor corporation.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth, including among other things the duties to authenticate and deliver Securities of any series for which it has been appointed an Authenticating Agent when presented to it in connection with exchanges, registrations of transfer or any redemptions or conversions thereof; it will furnish from time to time as requested by the Trustee appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; it is eligible for appointment as Authenticating Agent under this Section and will notify the Trustee promptly if it shall cease to be so qualified; and it will indemnify the Trustee against any loss, liability or expense incurred by the Trustee and will defend any claim asserted against the Trustee by reason of any acts or failures to act of the Authenticating Agent but it shall have no liability for any action taken by it at the specific written direction of the Trustee.

     Section 2.10 Deferrals of Interest Payment Dates. If specified as
                  -----------------------------------
contemplated by SECTION 2.01 or SECTION 2.02 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by
SECTION 2.01 (each, an "EXTENSION PERIOD") during which Extension Periods the Company shall have the right to make partial payments of interest on any interest payment date. No Extension Period shall end on a date other than an interest payment date or extend beyond the Stated Maturity or any earlier prepayment date. At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest or other interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law).

     During any such Extension Period, the Company shall not, and shall cause any Subsidiary not to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's Capital Stock (which includes Common Stock and preferred stock) or
(ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities that rank on a parity with or junior to the Securities of such series or make any guarantee payments with respect to any DPL Guarantee or other guarantee by the Company that ranks on a parity with or junior to the Securities of such series (other than (a) dividends or distributions payable in Common Stock; (b) any declaration of a dividend in connection with the implementation of a Rights Plan, the issuance of any Capital Stock of any class or series of preferred stock of the Company under any Rights Plan or the redemption or repurchase of any rights distributed pursuant to a Rights Plan; (c) payments under any DPL Guarantee relating to the Preferred Securities issued by the DPL Trust holding the Securities of such series; and
(d) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers, employees, consultants or advisors). Before the termination of any Extension Period, the Company may further extend such Extension Period; provided, however, that no Extension Period shall exceed the period or periods specified in such Securities or extend beyond the Stated Maturity of the principal of such Securities or any earlier prepayment date. At any time following the termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest or other interest then due, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. If the Property Trustee of a DPL Trust is the only registered holder of the Securities of a series at the time the Company elects to begin or extend an Extension Period, the Company shall give written notice to such Property Trustee and the Trustee of its election to begin or extend any Extension Period at least five Business Days prior to the earlier of (i) the next succeeding date on which Distributions on the corresponding Capital Securities issued by such DPL Trust would have been payable but for the election to begin or extend such Extension Period or (ii) the date the Administrative Trustees of such DPL Trust are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Capital Securities of the record date or the date such Distributions are payable, but in any event not less than five Business Days prior to such record date.

     If the Property Trustee of a DPL Trust is not the only holder of the Securities of a series at the time the Company elects to begin or extend an Extension Period, the Company shall give the holders of such Securities and the Trustee written notice of its election to begin or extend such Extension Period at least ten Business Days prior to the earlier of (i) the next succeeding interest payment date or (ii) the date the Company is required to give notice of the record or payment date of such interest payment to any applicable self-regulatory organization or to holders of such Securities.

     An Administrative Trustee shall give notice of the Company's election to begin or extend an Extension Period to the holders of the outstanding Preferred Securities of such DPL Trust.

     Section 2.11 Right of Set-Off. With respect to the Securities of a series
                  ----------------
issued to a DPL Trust, notwithstanding anything to the contrary in the Indenture, the Company shall have the right to set off any payment it is otherwise required to make thereunder in respect of any such Security to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the DPL Guarantee relating to such Security or under SECTION 6.05 of this Indenture.

     Section 2.12 Shortening or Extension of Stated Maturity. If specified as
                  ------------------------------------------
contemplated by SECTION 2.01 or SECTION 2.02 with respect to the Securities of a particular series, the Company shall have the right to (i) shorten the Stated Maturity of the principal of the Securities of such series at any time to any date not earlier than the first date on which the Company has the right, if any, to redeem the Securities of such series, and (ii) extend the Stated Maturity of the principal of the Securities of such series at any time at its election for one or more periods, but in no event to a date later than the 49th anniversary of the first interest payment date following the Original Issue Date of the Securities of such series; provided that, if the Company elects to shorten or extend the Stated Maturity, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such change in Stated Maturity will not cause Securityholders to recognize income, gain or loss for United Stated federal income tax purposes as a result of such change to the Stated Maturity and will result in the Securityholders being subject to United States federal income tax on the same amount, in the same manner and at the times as would have been if such change had not occurred; and additionally, if the Company elects to exercise its right to extend the Stated Maturity of the principal of the Securities of such series pursuant to this clause (ii), at the time such election is made and at the time of extension (A) the Company is not in bankruptcy, otherwise insolvent or in liquidation, (B) the Company is not in default in the payment of any interest or principal on such Securities, (C) in the case of any series of Securities issued to a DPL Trust, such DPL Trust is not in arrears on payments of Distributions on the Preferred Securities issued by such DPL Trust and no deferred Distributions are accumulated, and (D) such Securities are rated not less than BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc. or the equivalent by any other nationally recognized statistical rating organization. In the event the Company elects to shorten or extend the Stated Maturity of the Securities of a particular series, it shall give notice to the Trustee (not less than 45 days prior to the effectiveness thereof), and the Trustee shall give notice of such shortening or extension to the holders not less than 30 nor more than 60 days prior to the effectiveness thereof.

     Section 2.13 Agreed Tax Treatment. Each Security issued hereunder shall
                  --------------------
provide that the Company and, by its acceptance of a security or a beneficial interest therein, the holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States federal, state and local tax purposes it is intended that such Security constitute indebtedness.

     Section 2.14 CUSIP Numbers. The Company in issuing the Securities may use
                  -------------
"CUSIP" or other similar numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" or such other numbers in notices of redemption as a convenience to holders of Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.


                                   ARTICLE III

                            REDEMPTION OF SECURITIES
                            ------------------------

     Section 3.01 Applicability of Article. Securities of any series which are
                  ------------------------
redeemable prior to Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by SECTION 2.01 for Securities of any series) in accordance with this Article.

     Section 3.02 Mailing of Notice of Redemption. In case the Company shall
                  -------------------------------
desire to exercise any right to redeem all or, as the case may be, any part of the Securities of any series pursuant to this Indenture, it shall give notice of such redemption to holders of the Securities to be redeemed as hereinafter in this Section provided.

     The Company covenants that it will pay to the Trustee or one or more Paying Agents, on or before the Business Day next preceding the date fixed for each redemption of Securities, a sum in cash sufficient to redeem on the redemption date all the Securities so called for redemption at the applicable redemption price, together with any accrued interest on the Securities to be redeemed to but excluding the date fixed for redemption.

     Notice of redemption shall be given to the holders of Securities to be redeemed as a whole or in part by mailing by first class mail, postage prepaid, a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to their last addresses as they shall appear upon the Register, but failure to give such notice by mailing in the manner herein provided to the holder of any Security designated for redemption as a whole or in part, or any defect therein, shall not affect the validity of the proceedings for the redemption of any other Security.

     Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice.

     Each such notice of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and specify the date fixed for redemption and the redemption price at which Securities are to be redeemed (or if the redemption price cannot be calculated prior to the time the notice is required to be given, the manner of calculation thereof), and shall state that payment of the redemption price of the Securities or portions thereof to be redeemed will be made at any of the offices or agencies to be maintained by the Company in accordance with the provisions of SECTION 4.02 with respect to the Securities to be redeemed, upon presentation and surrender of such Securities or portions thereof, and that, if applicable, interest accrued to the date fixed for redemption will be paid as specified in said notice and on and after said date interest thereon will cease to accrue and shall also specify, if applicable, the conversion price and the date on which the right to convert the Securities will expire and that holders must comply with Article XV hereof in order to convert their Securities. If less than all the Securities of any series are to be redeemed, the notice of redemption to each holder shall specify such holder's Securities of such series to be redeemed as a whole or in part. In case any Security is to be redeemed in part only, the notice which relates to such Security shall state the portion of the principal amount thereof to be redeemed (which shall be equal to the minimum authorized denomination for Securities of such series or any whole multiple thereof), and shall state that on and after the redemption date, upon surrender of such Security, the holder will receive the redemption price in respect to the principal amount thereof called for redemption and, without charge, a new Security or Securities of the same series of authorized denominations for the principal amount thereof remaining unredeemed.

     If the Securities of any series are to be redeemed, the Company shall give the Trustee, at least 60 days in advance of the date fixed for redemption, notice of the aggregate principal amount of Securities of such series to be redeemed, and, if less than all the Securities of such series are to be redeemed, thereupon the Trustee shall select, by lot, or in any manner it shall deem fair, the Securities of such series to be redeemed as a whole or in part and shall thereafter promptly notify the Company in writing of the particular Securities of such series or portions thereof to be redeemed. If the Securities of any series to be redeemed consist of Securities having different dates on which the principal or any installment of principal is payable or different rates of interest, if any, or different methods by which interest may be determined or have any other different tenor or terms, then the Company may, by written notice to the Trustee, direct that Securities of such series to be redeemed shall be selected from among groups of such Securities having specified tenor or terms and the Trustee shall thereafter select the particular Securities to be redeemed in the manner set forth in the preceding sentence from among the group of such Securities so specified.

     Section 3.03 When Securities Called for Redemption Become Due and Payable.
                  ------------------------------------------------------------
If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together, if applicable, with any interest accrued (including any Additional Interest or other interest) to but excluding the date fixed for redemption, and on and after such date fixed for redemption (unless the Company shall default in the payment of such Securities at the applicable redemption price, together with any interest accrued to the date fixed for redemption) any interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and, except as provided in SECTIONS 7.05 and 12.04, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and any unpaid interest accrued to but excluding the date fixed for redemption. On presentation and surrender of such Securities at said place of payment in said notice specified, such Securities or portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with any interest accrued to but excluding the date fixed for redemption; provided, however, that, except as otherwise specified as contemplated by
SECTION 2.01, any regular payment of interest becoming due on the date fixed for redemption shall be payable to the holders of the Securities registered as such on the relevant record date as provided in Article II hereof. Upon surrender of any Security which is redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver at the expense of the Company a new Security of the same series of like tenor and terms of authorized denomination in principal amount equal to the unredeemed portion of the Security so surrendered; except that if a global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such global Security, without service charge, a global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the global Security so surrendered.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the date fixed for redemption at the rate borne by or prescribed therefor in the Security, or, in the case of a Security which does not bear interest, at the rate of interest set forth therefor in the Security to the extent permitted by law.


                                   ARTICLE IV

                      PARTICULAR COVENANTS OF THE COMPANY
                      -----------------------------------

     The Company covenants as follows:

     Section 4.01 Payment of Principal of and Interest on Securities. The
                  --------------------------------------------------
Company will duly and punctually pay or cause to be paid the principal of and interest (including interest accruing during an Extension Period or on or after the filing of a petition in bankruptcy or reorganization relating to the Company, and including any rate of interest applicable upon default, whether or not a claim for post-petition interest is allowed in such proceeding), if any, on each of the Securities at the time and places and in the manner provided herein and in the Securities. Except as otherwise specified as contemplated by
SECTION 2.01, if the Securities of any series bear interest, each installment of interest on the Securities of such series may at the option of the Company be paid (i) by mailing a check or checks for such interest payable to the Person entitled thereto pursuant to SECTION 2.03 to the address of such person as it appears on the Register of the Securities of such series or (ii) by transfer to an account maintained by the Person entitled thereto as specified in the Register of Securities; provided that proper transfer instructions have been received by the record date.

     Section 4.02 Maintenance of Offices or Agencies for Registration of
                  ------------------------------------------------------
Transfer, Exchange and Payment of Securities. So long as any of the Securities
--------------------------------------------
shall remain outstanding, the Company will maintain an office or agency in the City of Dayton, State of Ohio, or in The City of New York, State of New York, where the Securities may be presented for registration, conversion, exchange and registration of transfer as in this Indenture provided, and where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served, and where the Securities may be presented for payment. In case the Company shall designate and maintain some office or agency other than the previously designated office or agency, it shall give the Trustee prompt written notice thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof to the Trustee, presentations and demands may be made and notices may be served at the principal office of the Trustee.

     In addition to such office or agency, the Company may from time to time constitute and appoint one or more other offices or agencies for such purposes with respect to Securities of any series, and one or more paying agents for the payment of Securities of any series, in such cities or in one or more other cities, and may from time to time rescind such appointments, as the Company may deem desirable or expedient, and as to which the Company has notified the Trustee; provided, however, that no such appointment or rescission shall in any manner relieve the Company of its obligation to maintain such office or agency in the said Cities of Dayton or New York, where Securities of such series may be presented for payment.

     Section 4.03 Appointment to Fill a Vacancy In The Office of Trustee. The
                  ------------------------------------------------------
Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in SECTION 7.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

     Section 4.04 Duties of Paying Agent. (a) If the Company shall appoint a
                  ----------------------
Paying Agent other than the Trustee with respect to Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section and SECTION 12.03,

          (1) That it will hold all sums held by it as such agent for the payment of the principal of or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series entitled to such principal or interest and will notify the Trustee of the receipt of sums to be so held,

          (2) That it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable, and

          (3) That it will at any time during the continuance of any Event of Default, upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it.

          (b) Whenever the Company shall have one or more Paying Agents with respect to the Securities of any series, it will, prior to each due date of the principal of or any interest on a Security of such series, deposit with a Paying Agent of such series a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the holders of Securities of such series entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          (c) If the Company shall act as its own Paying Agent with respect to the Securities of any series, it will, on or before each due date of the principal of or any interest on a Security of such series, set aside, segregate and hold in trust for the benefit of the holder of such Security, a sum sufficient to pay such principal or interest so becoming due and will notify the Trustee of such action, or any failure by it or any other obligor on the Securities of such series to take such action and will at any time during the continuance of any Event of Default, upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it.

          (d) Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such series by it, or any Paying Agent hereunder, as required by this Section, such sums are to be held by the Trustee upon the trust herein contained.

          (e) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of SECTIONS 12.03 and 12.04.

     Section 4.05 Further Assurances. From time to time whenever reasonably
                  ------------------
demanded by the Trustee, the Company will make, execute and deliver or cause to be made, executed and delivered any and all such further and other instruments and assurances and take all such further action as may be reasonably necessary or proper to carry out the intention of or to facilitate the performance of the terms of this Indenture or to secure the rights and remedies hereunder of the holders of the Securities of any series.

     Section 4.06 Officers' Certificate As to Defaults; Notices of Certain
                  --------------------------------------------------------
Defaults. The Company will, so long as any of the Securities are outstanding,
--------
deliver to the Trustee no later than 120 days after the end of each calendar year, beginning with the year 2002, a certificate signed by the Company's principal executive officer, principal financial officer or principal accounting officer stating that a review has been made under his or her supervision of the activities of the Company during such year and of the performance under this Indenture and, to the best of his or her knowledge, the Company has complied with all conditions and covenants under this Indenture throughout such calendar year, or if there has been a default in the fulfillment of any such obligation, specifying each such default known and the nature and status thereof. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

     Section 4.07 Waiver of Covenants. The Company may omit in any particular
                  -------------------
instance to comply with any covenant or condition specifically contained in this Indenture for the benefit of one or more series of Securities, if before the time for such compliance the holders of a majority in principal amount of the Securities of all series affected (all series voting as one class) at the time outstanding (determined as provided in SECTION 8.04) shall waive such compliance in such instance, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

     Section 4.08 Additional Tax Sums. In the case of the Securities of a series
                  -------------------
issued to a DPL Trust, except as otherwise specified as contemplated by SECTION
2.01 or SECTION 2.02, in the event that (i) a DPL Trust is the holder of all of the Outstanding Securities of such series, and (ii) the Company shall not have
(a) redeemed the Securities of such series or (b) terminated such DPL Trust pursuant to the termination provisions of the related Trust Agreement, the Company shall pay to such DPL Trust (and any permitted successor or assign under the related Trust Agreement) for so long as such DPL Trust (or its permitted successor or assignee) is the registered holder of any Securities of such series, such additional amounts as may be necessary in order that the amount of Distributions then due and payable by such DPL Trust on the related Preferred Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any additional taxes, duties and other governmental charges to which such DPL Trust has become subject (but not including withholding taxes imposed on holders of such Preferred Securities and Common Securities) (the "ADDITIONAL TAX SUMS"). Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of or interest on the Securities, such reference shall be deemed to include payment of the Additional Tax Sums provided for in this paragraph to the extent that, in such context, Additional Tax Sums are, were or would be payable in respect thereof pursuant to the provisions of this Section and express reference to the payment of Additional Tax Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Tax Sums in those provisions hereof where such express reference is not made; provided, however, that the deferral of the payment of interest pursuant to SECTION 2.10 or the Securities shall not defer the payment of any Additional Tax Sums that may be then due and payable.

     Section 4.09 Additional Covenants. The Company covenants and agrees with
                  --------------------
each holder of Securities of a series issued to a DPL Trust that it shall not, and it shall cause any Subsidiary not to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any shares of the Company's Capital Stock (which includes Common Stock and preferred stock), or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities that rank on a parity with or junior to the Securities of such series or make any guarantee payments with respect to any DPL Guarantee or other guarantee by the Company that ranks on a parity with or junior to the Securities of such series (other than (a) dividends or distributions payable in Common Stock; (b) any declaration of a dividend in connection with the implementation of a Rights Plan, the issuance of any Capital Stock of any class or series of preferred stock of the Company under any Rights Plan or the redemption or repurchase of any rights distributed pursuant to a Rights Plan; (c) payments under any DPL Guarantee relating to the Preferred Securities issued by the DPL Trust holding the Securities of such series; and (d) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers, employees, consultants or advisors) if at such time (i) there shall have occurred any event of which the Company has actual knowledge that (a) with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder and (b) in respect of which the Company shall not have taken reasonable steps to cure, (ii) the Company shall be in default with respect to its payment of any obligations under the related DPL Guarantee or (iii) the Company shall have given notice of its election to begin an Extension Period as provided in SECTION 2.10 and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

     The Company also covenants with each holder of Securities of a series issued to a DPL Trust (i) to maintain directly or indirectly 100% ownership of the Common Securities of such DPL Trust; provided, however, that any permitted successor or assignee of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) not to voluntarily terminate, wind up or liquidate such DPL Trust, except (a) in connection with a prepayment in full of the Securities or a distribution of the Securities of such series to the holders of Preferred Securities in liquidation of such DPL Trust or (b) in connection with certain mergers, consolidations or amalgamations permitted by the relevant Trust Agreement and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust Agreement, to cause such DPL Trust to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes.

     Section 4.10 Calculation of Original Issue Discount. The Company shall file
                  --------------------------------------
with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.


                                    ARTICLE V

                SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY
                -------------------------------------------------
                                AND THE TRUSTEE
                                ---------------

     Section 5.01 Company to Furnish Trustee Information As to The Names and
                  ----------------------------------------------------------
Addresses of Securityholders. The Company covenants and agrees that it will
----------------------------
furnish or cause to be furnished to the Trustee, semiannually not more than 5 days after March 15 and September 15 of each year beginning with March 15, 2002, and at such other times as the Trustee may request in writing within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all information in the possession or control of the Company, or any Paying Agent or any registrar of the Securities of each series, other than the Trustee, as to the names and addresses of the holders of Securities of such series obtained (in the case of each list other than the first list) since the date as of which the next previous list was furnished; provided, however, that if the Trustee shall be the registrar of the Securities of such series, no such list need be furnished. Any such list may be dated as of a date not more than fifteen days prior to the time such information is furnished or caused to be furnished, and need not include information received after such date.

     Section 5.02 Trustee to Preserve Information As to The Names and Addresses
                  -------------------------------------------------------------
of Securityholders Received By It. (a) The Trustee shall preserve, in as current
---------------------------------
a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities of each series (1) contained in the most recent list furnished to it as provided in SECTION 5.01 and (2) received by it in the capacity of Paying Agent or registrar (if so acting). The Trustee may destroy any list furnished to it as provided in SECTION 5.01 upon receipt of a new list so furnished.

          (b) In case three or more holders of Securities of any series (hereinafter referred to as "APPLICANTS") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of any series or with holders of all Securities with respect to their rights under this Indenture or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

          (2) inform such applicants as to the approximate number of holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such access to such information, the Trustee shall, upon the written request of such applicants, mail to each of the holders of Securities of such series, or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and after payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all the holders of Securities of such series or all Securities, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Each and every holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

          (d) If there shall be different Trustees acting hereunder with respect to separate series of Securities, applicants shall make separate applications hereunder to each such Trustee, and such Trustees shall collaborate, if necessary, in acting under this Section.

     Section 5.03 Annual and Other Reports to Be Filed By Company With Trustee.
                  ------------------------------------------------------------
(a) The Company covenants and agrees to file with the Trustee within fifteen days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

          (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

          (c) The Company covenants and agrees to transmit to the holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in subsection (c) of SECTION 5.04 with respect to reports pursuant to subsection (a) of said SECTION 5.04, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

          (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     Section 5.04 Trustee to Transmit Annual Report to Securityholders. (a) On
                  ----------------------------------------------------
or before March 15, 2002, and on or before March 15 in every year thereafter, if and so long as any Securities are outstanding hereunder, the Trustee shall transmit to the Securityholders as hereinafter in this Section provided, a brief report dated as of the preceding January 15 with respect to any of the following events which may have occurred within the previous twelve (12) months (but if no such event has occurred within such period no report need be transmitted):

          (1) Any change to its eligibility under SECTION 7.09, and its qualifications under SECTION 7.08;

          (2) The creation of or any material change to a relationship which, with the occurrence of an Event of Default, would create a conflicting interest within the meaning of the Trust Indenture Act;

          (3) The character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount of the Securities of all series outstanding as of the date of such report;

          (4) Any change to the amount, interest rate, and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except indebtedness based upon a creditor relationship arising in any manner described in paragraph (2), (3), (4), or (6) of subsection (b) of SECTION 7.13;

          (5) Any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

          (6) Any additional issue of Securities which the Trustee has not previously reported to Securityholders; and

          (7) Any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported to Securityholders and which in its opinion materially affects the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of
     SECTION 6.07.

          (b) The Trustee shall transmit to the Securityholders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if such report has not yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than ten percent of the principal amount of Securities of all series outstanding as of the date of such report, such report to be transmitted within 90 days after such time.

          (c) Reports pursuant to this Section shall be transmitted by mail to all holders of Securities of any series, as the names and addresses of such holders shall appear upon the Register of the Securities of such series.

          (d) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities of any series are listed and also with the Commission. The Company will promptly notify the Trustee when and as the Securities of any series become listed on any stock exchange.


                                   ARTICLE VI

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                   -------------------------------------------
                              ON EVENT OF DEFAULT
                              -------------------

           Section 6.01 Events of Default Defined. The term "EVENT OF DEFAULT"
                        -------------------------
whenever used herein with respect to Securities of any series shall mean any one of the following events:

          (a) Default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period); or

          (b) Default in the payment of all or any part of the principal of any of the Securities of such series as and when the same shall become due and payable whether upon Maturity, upon any redemption, by declaration or otherwise; or

          (c) Failure on the part of the Company duly to observe or perform in any material respect any covenants or agreements (other than covenants to pay interest, principal and premium, which are subject to subsections (a) and (b) above of this Section) on the part of the Company in the Securities or in this Indenture (including any supplemental indenture or pursuant to any Officers' Certificate as contemplated by SECTION 2.01) specifically contained for the benefit of the Securities of such series, for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the holders of not less than 25% in principal amount of the Securities of such series and all other series so benefited (all series voting as one class) at the time outstanding under this Indenture a written notice specifying such failure and stating that such is a "NOTICE OF DEFAULT" hereunder; or

          (d) The commencement by the Company of a voluntary case under Chapter 7 or Chapter 11 of the federal Bankruptcy Code or any other similar state or federal law now or hereafter in effect, or the consent by the Company to the entry of a decree or order for relief in an involuntary case under any such law, or the consent by the Company to the appointment of a liquidating agent or committee, conservator or receiver; or

          (e) The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Company in an involuntary case under Chapter 7 or Chapter 11 of the federal Bankruptcy Code or any other similar state or federal law now or hereafter in effect, and the continuance of any such decree or order unstayed and in effect for a period of 90 days, or the appointment of a liquidating agent or committee, conservator or receiver, and the continuance of any such appointment unstayed and in effect for a period of 90 days.

     If an Event of Default under clauses 6.01(a), 6.01(b) or 6.01(c) shall have occurred and be continuing (but, in the case of clause 6.01(c), only if the Event of Default is with respect to less than all series of Securities then outstanding under this Indenture), unless the principal of all the Securities shall have already become due and payable, either the Trustee or the holders of not less than 25% in principal amount of all the then outstanding Securities of the series as to which such Event of Default under clauses 6.01(a), 6.01(b) or 6.01(c) has occurred (each such series voting as a separate class in the case of an Event of Default under clauses 6.01(a) or 6.01(b), and all such series voting as one class in the case of an Event of Default under clause 6.01(c)), by notice in writing to the Company (and to the Trustee if given by Securityholders) may declare the principal amount (or if Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Securities of such series, or of all such series in the case of an Event of Default under clause 6.01(c), in each case together with any accrued interest, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable; provided, however, that in the case of the Securities of a series issued to a DPL Trust, if upon an Event of Default, the Trustee or the holders of at least 25% in principal amount of the outstanding Securities of such series fail to declare the principal of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the corresponding series of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee. If an Event of Default under clauses 6.01(c), 6.01(d), or 6.01(e) shall have occurred and be continuing (but, in the case of clause 6.01(c)), only if the Event of Default is with respect to all Securities then outstanding under the Indenture), then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the holders of not less than 25% in principal amount of all the then outstanding Securities of each series as to which such Event of Default under clauses 6.01(c), 6.01(d), or 6.01(e) above has occurred (voting as one class), by notice in writing to the Company (and to the Trustee if given by Securityholders) may declare the principal amount (or if Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Securities as to which the Event of Default under clauses 6.01(c), 6.01(d), or 6.01(e) above has occurred, together with any accrued interest, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Indenture or in the Securities to the contrary notwithstanding; provided, however, that in the case of the Securities of a series issued to a DPL Trust, if upon an Event of Default, the Trustee or the holders of not less than 25% in principal amount of the outstanding Securities of that series fail to declare the principal of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the corresponding series of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee. The foregoing provisions, however, are subject to the condition that if, at any time after the principal amount (or specified portion thereof) of the Securities of any one or more series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or upon all the Securities, as the case may be) and the principal of any and all Securities of such series (or of any and all the Securities, as the case may be) which shall have become due otherwise than by declaration (with interest on overdue installments of interest to the extent permitted by law and on such principal at the rate or rates of interest borne by, or prescribed therefor in, the Securities of each such series to the date of such payment or deposit) and the amounts payable to the Trustee under SECTION 7.06, and any and all defaults under the Indenture with respect to Securities of such series (or all Securities, as the case may be), other than the nonpayment of principal of and any accrued interest on Securities of such series (or any Securities, as the case may be) which shall have become due by declaration, shall have been cured, remedied or waived as provided in SECTION 6.06, then and in every such case the holders of a majority in principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding and as to which such Event of Default has occurred (such series or all series voting as one class, if more than one series are so entitled) by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences. In the case of Securities issued to a DPL Trust, should the holders of such Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate liquidation preference of related Preferred Securities shall have such right; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     In case the Trustee, any holder of Securities or any holder of Preferred Securities shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, such holder of Securities or such holder of Preferred Securities then and in every such case the Company, the Trustee, the holders of the Securities of such series (or of all the Securities, as the case may be) and the holders of Preferred Securities shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee, the holders of the Securities of such series (or of all the Securities, as the case may be) and the holders of Preferred Securities shall continue as though no such proceedings had been taken.

     Section 6.02 Covenant of Company to Pay to Trustee Whole Amount Due On
                  ---------------------------------------------------------
Securities On Default In Payment of Interest or Principal. The Company covenants
---------------------------------------------------------
that (1) in case default shall be made in the payment of any installment of interest on any of the Securities of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period), or (2) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series as and when the same shall become due and payable, whether upon Maturity, upon any redemption, by declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of such series, the whole amount that then shall have become due and payable on all such Securities of such series for principal or interest, or both, as the case may be, with interest upon the overdue principal and installments of interest (to the extent permitted by law) at the rate or rates of interest borne by or prescribed therefor in the Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents and counsel, and any expenses or disbursements reasonably incurred, and all reasonable advances made hereunder by the Trustee, its agents, attorneys and counsel, except as a result of its negligence or bad faith.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon such Securities, and collect in the manner provided by law out of the property of the Company or any other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.

     The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the holders of the Securities of any series, or in any one or more of such capacities (irrespective of whether the principal of the Securities of such series shall then be due and payable, whether upon Maturity, upon any redemption, by declaration or otherwise, and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section) to file and prove a claim or claims for the whole amount of principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) and interest owing and unpaid in respect of the Securities of such series and to file such other documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation of the Trustee, its agents and counsel, and for reimbursement of all expenses and disbursements reasonably incurred, and all reasonable advances made hereunder by the Trustee, its agents and counsel, except as a result of its negligence or willful misconduct) and of the holders of the Securities of such series allowed in any equity receivership, insolvency, bankruptcy, liquidation, arrangement, readjustment, reorganization or any other judicial proceedings relative to the Company or any other obligor on the Securities of such series or their creditors, or their property. The Trustee is hereby irrevocably appointed (and the successive respective holders of the Securities of each series by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective holders of the Securities of such series, with authority to make and file in the respective names of the holders of the Securities of such series, or on behalf of the holders of the Securities of such series as a class, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceeding and to collect and receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such holders of the Securities of such series, as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Trustee and of the holders of the Securities of such series allowed in any such proceeding, and to collect and receive payment of or on account of such claims and to distribute the same, and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the holders, to pay to the Trustee any amount due to it under SECTION 7.06; provided, however, that nothing herein shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of such series or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder of Securities of such series in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel, for the ratable benefit of the holders of the Securities of such series.

     Section 6.03 Application of Moneys Collected By Trustee. Any moneys
                  ------------------------------------------
collected by the Trustee pursuant to SECTION 6.02 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          First: To the payment of reasonable costs and expenses of collection,
          -----
     and of all amounts payable to the Trustee under SECTION 7.06;

          Second: In case the principal of the outstanding Securities in respect
          ------
     of which moneys have been collected shall not have become due and be unpaid, to the payment of any unpaid interest on such Securities, in the order of the maturity of the installments of such interest, with interest upon the overdue installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee) at the rate or rates of interest borne by, or prescribed therefor in, such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

          Third: In case the principal of the outstanding Securities in respect
          -----
     of which such moneys have been collected shall have become due and be unpaid, whether upon Maturity, upon any redemption, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities for principal and interest, if any, with interest on the overdue principal and any installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee) at the rate or rates of interest borne by, or prescribed therefor in, such Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such unpaid principal and interest; and

          Fourth: To the payment of the remainder, if any, to the Company, its
          ------
     successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     Section 6.04 Limitation On Suits By Holders of Securities. No holder of any
                  --------------------------------------------
Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as herein before provided, and unless also the holders of not less than 25% in principal amount of all the Securities at the time outstanding (considered as one class) shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to SECTION 6.06; it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provisions in this Indenture, the right of any holder of any Security to receive payment of the principal of and interest on such Security, on or after the respective due dates expressed in such Security (or, in the case of redemption on or after the date fixed for redemption), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

     Section 6.05 On Event of Default Trustee May Take Appropriate Action. If an
                  -------------------------------------------------------
Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the holders of the Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. All powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee, of any holder of any of the Securities or any holder of Preferred Securities to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of SECTION 8.04, every power and remedy given by this Article or by law to the Trustee, to the Securityholders or the holders of Preferred Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee, by the Securityholders or by the holders of Preferred Securities, as the case may be.

     In the case of Securities of a series issued to a DPL Trust, any holder of the corresponding series of Preferred Securities issued by such DPL Trust shall have the right, upon the occurrence of an Event of Default described in SECTION 6.01(A) or (B) above, to institute a suit directly against the Company for enforcement of payment to such holder of principal of (including premium, if any) and interest (including any Additional Interest) on the Securities having a principal amount equal to the aggregate liquidation amount of such Preferred Securities of the corresponding series held by such holder.

     Section 6.06 Rights of Holders of Majority In Principal Amount of
                  ----------------------------------------------------
Securities to Direct Trustee and to Waive Default. The holders of at least a
-------------------------------------------------
majority in principal amount of the Securities of any one or more series or of all the Securities, as the case may be (voting as one class), at the time outstanding (determined as provided in SECTION 8.04) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Indenture with respect to such one or more series; provided, however, that subject to SECTION 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by Opinion of Counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Securityholders of such one or more series not parties to such direction, and provided further, that nothing in this Indenture shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by such Securityholders of such one or more series. The holders of at least a majority in principal amount of the Securities of all series as to which an Event of Default hereunder has occurred (all series voting as one class) at the time outstanding (determined as provided in SECTION 8.04) and, in the case of any Preferred Securities of a series issued to a DPL Trust, the holders of at least a majority in aggregate liquidation amount of the Preferred Securities issued by such DPL Trust, may waive any past default hereunder with respect to such series and its consequences, except a default in the payment of the principal of or interest on any of such Securities or Preferred Securities or in respect of a covenant or provision hereof which under
Article X cannot be modified or amended without the consent of the holder of each Security so affected. Upon any such waiver, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Any such waiver shall be deemed to be on behalf of the holders of all the Securities of such series or, in the case of a waiver by holders of Preferred Securities issued by such DPL Trust, by all holders of Preferred Securities issued by such DPL Trust.

     Section 6.07 Trustee to Give Notice of Defaults Known to It, But May
                  -------------------------------------------------------
Withhold In Certain Circumstances. The Trustee shall, within 90 days after the
---------------------------------
occurrence of any default hereunder with respect to the Securities of any series, give to the holders of the Securities of such series in the manner and to the extent provided in subsection (c) of SECTION 5.04 with respect to reports pursuant to subsection (a) of said SECTION 5.04, notice of such default actually known to the Trustee unless such default shall have been cured, remedied or waived before the giving of such notice (the term "default" for the purposes of this Section being hereby defined to be the events specified in clauses (c), (d) and (e) of SECTION 6.01 and default in the payment of the principal of or interest on Securities of any series, not including any periods of grace provided for therein, and irrespective of the giving of written notice specified in any such terms, and irrespective of the delivery of any Officers' Certificate provided for in any such terms); provided, however, that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the Executive Committee, or a Trust Committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the holders of the Securities of such series.

     Section 6.08 Requirement of An Undertaking to Pay Costs In Certain Suits
                  -----------------------------------------------------------
Under The Indenture or Against The Trustee. All parties to this Indenture agree,
------------------------------------------
and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any holder of Securities of any series, or group of such Securityholders, holding in the aggregate more than ten percent in principal amount of all the Securities (all series considered as one class) outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security, on or after the due date expressed in such Security (or in the case of any redemption, on or after the date fixed for redemption).


                                   ARTICLE VII

                             CONCERNING THE TRUSTEE
                             ----------------------

     Section 7.01 Upon Event of Default Occurring and Continuing, Trustee Shall
                  -------------------------------------------------------------
Exercise Powers Vested In It, and Use Same Degree of Care and Skill In Their
----------------------------------------------------------------------------
Exercise, As A Prudent Man Would Use. Except during the continuance of an Event
------------------------------------
of Default with respect to any series of Securities:

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may, with respect to the Securities of such series, conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specially required to be furnished by the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct; provided, however, that

          (b) Prior to the occurrence of an Event of Default and after the curing, remedying or waiving of all Events of Default which may have occurred:

          (1) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) In the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (c) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

          (d) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of Securities pursuant to SECTION 6.06 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this SECTION 7.01.

     Section 7.02 Reliance On Documents, Opinions, Etc. Except as otherwise
                  ------------------------------------
provided in SECTION 7.01:

          (a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Resolution of the Company may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

          (c) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon;

          (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee such adequate security or indemnity against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction;

          (e) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note, other evidence of indebtedness or other paper or document, unless requested in writing to do so by the holders of Securities pursuant to
SECTION 6.06, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require adequate indemnity against such costs, expenses or liabilities as a condition to so proceeding; and provided further, that nothing in this subsection (f) shall require the Trustee to give the Securityholders any notice other than that required by SECTION 6.07. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

          (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) The Trustee shall be under no responsibility for the approval by it in good faith of any expert for any of the purposes expressed in this Indenture;

          (i) The Trustee shall not be charged with knowledge of any default (as defined in Section 6.07) or Event of Default with respect the Securities of any series for which it is acting as Trustee unless either (i) a Responsible Officer of the Trustee assigned to its Corporate Trust Department (or any successor department or division of the Trustee) at the principal office of the Trustee shall have actual knowledge of such default or Event of Default, as the case may be, or (ii) written notice of such default or Event of Default, as the case may be, shall have been received by the Trustee at the principal office of the Trustee from the Company, or any other obligor on such Securities, or from any Holder of such Securities, and such notice references the Securities and this Indenture;

          (j) The rights, privileges, protections, immunities and benefits given to the Trustee hereunder, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder and to each agent, custodian and other Person employed to act hereunder; and

          (k) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 7.03 Trustee Not Liable for Recitals In Indenture or In Securities.
                  --------------------------------------------------------------
The recitals contained herein and in the Securities (other than the certificate of authentication on the Securities) shall be taken as the statements of the Company, and the Trustee does not assume any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the proceeds of the Securities of any series.

     Section 7.04 May Hold Securities. The Trustee or any agent of the Trustee
                  -------------------
or the Trust, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to SECTION 7.08, with the same rights it would have if it were not Trustee or such agent.

     Section 7.05 Moneys Received By Trustee to Be Held In Trust Without
                  ------------------------------------------------------
Interest. Subject to the provisions of SECTION 12.04, all moneys received by the
--------
Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder.

     Section 7.06 Trustee Entitled to Compensation, Reimbursement and Indemnity.
                  --------------------------------------------------------------
The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of any express trust), and, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture or in connection with the acceptance or administration of its trust under this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or willful misconduct. The Company also covenants and agrees to indemnify each of the Trustee, any predecessor Trustee and their agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or willful misconduct on their part and arising out of or in connection with the acceptance or administration of this trust or performance of their duties hereunder, including the costs and expenses (including reasonable fees and disbursements of their counsel) of defending themselves against any claim (whether asserted by the Company, any holder of Securities or any other Person) or liability in connection with the exercise or performance of any of the powers or duties hereunder. The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest, if any, on particular Securities.

     In addition and without prejudice to the right provided to the Trustee under any of the provisions of this Indenture, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in SECTION 6.01(D) or SECTION 6.01(E), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

     The obligations of the Company under this Section 7.06 and the lien referred to in this Section 7.06 shall survive the termination of this Indenture, the resignation or removal of the Trustee, the satisfaction or discharge of this Indenture under Article XII and /or any defeasance or discharge under Article XV. The claims of the Trustee under this Section 7.06 shall not be subject to the provisions of Article XIV.

     Section 7.07 Right of Trustee to Rely On Officers' Certificate Where No
                  ----------------------------------------------------------
Other Evidence Specifically Prescribed. Except as otherwise provided in SECTION
--------------------------------------
7.01, whenever in the administration of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder, the Trustee (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Company.

     Section 7.08 Disqualification; Conflicting Interests. If the Trustee of any
                  ---------------------------------------
series has or shall acquire any conflicting interest, within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any particular series, there shall be excluded (i) this Indenture with respect to Securities of any particular series of Securities other than that series, (ii) each Guarantee Agreement and (iii) each Trust Agreement. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of
Section 310(b) of the Trust Indenture Act.

     Section 7.09 Requirements for Eligibility of Trustee. The Trustee hereunder
                  ---------------------------------------
shall at all times be a corporation organized and doing business under the laws of the United States or any State or territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal, state, territorial, or District of Columbia authority and having its principal office and place of business in the City of Dayton or in the Borough of Manhattan, The City of New York, if there be such a corporation having its principal office and place of business in said places willing to act upon reasonable and customary terms and conditions. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section and to extent permitted by the Trust Indenture Act, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in SECTION 7.10. Neither the Company, any other obligor upon the Securities, nor any person directly or indirectly controlling, controlled by, or under common control with the Company or any such obligor shall serve as Trustee under this Indenture.

     Section 7.10 Resignation and Removal of Trustee. (a) The Trustee, or any
                  ----------------------------------
trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of such resignation to the Company and by giving to the holders of Securities of the applicable series notice thereof in the manner and to the extent provided in subsection (c) of SECTION 5.04 with respect to reports pursuant to subsection
(a) of SECTION 5.04. Upon receiving such notice of resignation and if the Company shall deem it appropriate evidence satisfactory to it of such mailing, the Company shall promptly appoint a successor Trustee with respect to the applicable series (it being understood that any successor Trustee may be appointed with respect to the Securities of one or more or all of such series and at any time there shall be only one Trustee with respect to the Securities of any particular series) by written instrument, in duplicate, executed pursuant to a Resolution of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of SECTION 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

          (b) In case at any time any of the following shall occur:

          (1) The Trustee shall fail to comply with SECTION 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months, or

          (2) The Trustee shall cease to be eligible in accordance with the provisions of SECTION 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

          (3) The Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to the applicable series and appoint a successor Trustee with respect to the applicable series by written instrument, in duplicate, executed pursuant to a Resolution of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of
SECTION 6.08, any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the applicable series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

          (c) The holders of a majority in principal amount of the Securities of any one series voting as a separate class or all series voting as one class at the time outstanding (determined as provided in SECTION 8.04) may at any time remove the Trustee with respect to the applicable series or all series, as the case may be, and appoint a successor Trustee with respect to the applicable series or all series, as the case may be, by written instrument or instruments signed by such holders or their attorneys-in-fact duly authorized, or by the affidavits of the permanent chairman and permanent secretary of a meeting of the Securityholders (as elected in accordance with SECTION 9.05) evidencing the vote upon a resolution or resolutions submitted thereto with respect to such removal and appointment (as provided in Article IX), and by delivery thereof to the Trustee so removed, to the successor Trustee and to the Company.

          (d) Any resignation or removal of the Trustee and any appointment of a successor Trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor Trustee as provided in
SECTION 7.11.

     Section 7.11 Acceptance By Successor Trustee. Any successor Trustee with
                  -------------------------------
respect to all series of Securities appointed as provided in SECTION 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties with respect to such series of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of SECTION 7.06, execute and deliver an instrument transferring to such successor Trustee all the rights and powers with respect to such series of the Trustee so ceasing to act. Upon the request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee or any successor Trustee to secure any amounts then due it pursuant to the provisions of SECTION 7.06.

     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-Trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series to which the appointment of such successor Trustee relates; but, on written request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of such series to which the appointment of such successor Trustee relates. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee or any successor Trustee to secure any amounts then due it pursuant to the provisions of SECTION 7.06.

     No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of SECTION 7.08 and eligible under the provisions of
SECTION 7.09.

     Upon acceptance of appointment by a successor Trustee as provided in this Section, the successor Trustee shall at the expense of the Company transmit notice of the succession of such Trustee hereunder to the holders of Securities of any applicable series in the manner and to the extent provided in subsection
(c) of SECTION 5.04 with respect to reports pursuant to subsection (a) of said
SECTION 5.04.

     Section 7.12 Successor to Trustee By Merger, Consolidation or Succession to
                  --------------------------------------------------------------
Business. Any Person into which the Trustee may be merged or converted or with
--------
which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be qualified under the provisions of SECTION 7.08 and eligible under the provisions of SECTION 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 7.13 Limitations On Rights of Trustee As A Creditor to Obtain
                  --------------------------------------------------------
Payment of Certain Claims Within Three Months Prior to Default or During
------------------------------------------------------------------------
Default, or to Realize On Property As Such Creditor Thereafter. (a) Subject to
--------------------------------------------------------------
the provisions of subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Securities within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, waived or remedied, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Securities of the one or more other indenture securities (as defined in subsection (c) of this Section):

          (1) An amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period, and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) All property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee:

          (A) To retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon,
     (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to title 11 of the United States Code or applicable state laws;

          (B) To realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

          (C) To realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received, the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section, would occur within three months; or

          (D) To receive payment on any claim referred to in paragraph (B) or
     (C) against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C), and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and to the extent that any claim referred to in any such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the holders of Securities of the one or more series for which it is acting as Trustee, and the holders of other indenture securities in such manner that the Trustee, such Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to title 11 of the United States Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, such Securityholders, and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to title 11 of the United States Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim in bankruptcy or receivership or in proceedings for reorganization pursuant to title 11 of the United States Code or applicable state law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, such Securityholders, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, such Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claim, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee who has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

          (i) The receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three-month period; and

          (ii) Such receipt of property or reduction of claim occurred within three months after such resignation or removal;

          (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from:

          (1) The ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) Advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in SECTION 5.04(C) with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

          (3) Disbursements made in the ordinary course of business in the capacity of Trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) An indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section;

          (5) The ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) The acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section.

          (c) As used in this Section:

          (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

          (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

          (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

          (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise, or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          (5) The term "Company" shall mean any obligor upon the Securities.


                                  ARTICLE VIII

                         CONCERNING THE SECURITYHOLDERS
                         ------------------------------

     Section 8.01 Evidence of Action By Securityholders. Whenever in this
                  -------------------------------------
Indenture it is provided that the holders of a specified percentage in principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver or the taking of any other action), the fact at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced
(a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article IX, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

     If there shall be more than one Trustee acting hereunder with respect to separate series of Securities, such Trustees shall collaborate, if necessary, in acting under Article IX and in determining whether the holders of a specified percentage in principal amount of the Securities of any or all series have taken any such action.

     Section 8.02 Proof of Execution of Instruments and of Holding of
                  ---------------------------------------------------
Securities. Subject to the provisions of SECTIONS 7.01, 7.02 and 9.05, proof of
----------
the execution of any instrument by a Securityholder or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

     The fact and date of the execution by any such person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

     The ownership of Securities of any series shall be proved by the Register of such Securities of such series, or by certificates of the Security registrar or registrars thereof.

     The Trustee shall not be bound to recognize any person as a Securityholder unless and until title to the Securities held by him is proved in the manner in this Article VIII provided.

     The record of any Securityholders' meeting shall be proved in the manner provided in SECTION 9.06.

     The Trustee may accept such other proof or require such additional proof of any matter referred to in this Section as it shall deem reasonable.

     Section 8.03 Who May Be Deemed Owners of Securities. Prior to due
                  --------------------------------------
presentment for registration of transfer of any Security, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name such Security shall be registered upon the Register of Securities of the series of which such Security is a part as the absolute owner of such Security (whether or not payments in respect of such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or an account of the principal of and interest, subject to SECTION 2.03, on such Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability of moneys payable upon any such Security.

     Section 8.04 Securities Owned By Company or Controlled or Controlling
                  --------------------------------------------------------
Persons Disregarded for Certain Purposes. In determining whether the holders of
----------------------------------------
the requisite principal amount of Securities have concurred in any demand, direction, request, notice, vote, consent, waiver or other action under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be fully protected in relying on any such demand, direction, request, notice, vote, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee assigned to its principal office actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities; and, subject to the provisions of SECTION 7.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

     Section 8.05 Instruments Executed By Securityholders Bind Future Holders.
                  -----------------------------------------------------------
At any time prior to (but not after) the evidencing to the Trustee, as provided in SECTION 8.01, of the taking of any action by the holders of the percentage in principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in SECTION 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security and any direction, demand, request, notice, waiver, consent, vote or other action of the holder of any Security which by any provisions of this Indenture is required or permitted to be given shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in lieu thereof or upon registration of transfers thereof, irrespective of whether any notation in regard thereto is made upon such Security. Any action taken by the holders of the percentage in principal amount of the Securities of any or all series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all of the Securities of such series subject, however, to the provisions of SECTION 7.01.


                                   ARTICLE IX

                           SECURITYHOLDERS' MEETINGS
                           -------------------------

     Section 9.01 Purposes for Which Meetings May Be Called. A meeting of
                  -----------------------------------------
holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

          (1) To give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by holders of Securities of any or all series, as the case may be, pursuant to any of the provisions of Article VI;

          (2) To remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article VII;

          (3) To consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of SECTION 10.02; or

          (4) To take any other action authorized to be taken by or on behalf of the holders of any specified principal amount of the Securities of any or all series, as the case may be, under any other provision of this Indenture or under applicable law.

     Section 9.02 Manner of Calling Meetings. The Trustee may at any time call a
                  --------------------------
meeting of Securityholders to take any action specified in SECTION 9.01, to be held at such time and at such place in the Borough of Manhattan, State of New York, as the Trustee shall determine. Notice of every meeting of Securityholders setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed not less than 20 nor more than 60 days prior to the date fixed for the meeting.

     Section 9.03 Call of Meeting By Company or Securityholders. In case at any
                  ---------------------------------------------
time the Company, pursuant to a resolution of its Board of Directors, or the holders of not less than ten percent in principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of holders of Securities of any or all series, as the case may be, to take any action authorized in SECTION 9.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Company or such holders of Securities in the amount above specified may determine the time and place in the Borough of Manhattan, State of New York for such meeting and may call such meeting to take any action authorized in SECTION 9.01, by mailing notice thereof as provided in SECTION 9.02.

     Section 9.04 Who May Attend and Vote At Meetings. To be entitled to vote at
                  -----------------------------------
any meeting of Securityholders a person shall (a) be a holder of one or more Securities with respect to which the meeting is being held, or (b) be a person appointed by an instrument in writing as proxy by such holder of one or more Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     Section 9.05 Regulations May Be Made By Trustee. Notwithstanding any other
                  ----------------------------------
provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in SECTION 8.02 and the appointment of any proxy shall be proved in the manner specified in said
SECTION 8.02; provided, however, that such regulations may provide that written instruments appointing proxies regular on their face, may be presumed valid and genuine without the proof hereinabove or in said SECTION 8.02 specified.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in SECTION 9.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

     Subject to the provisions of SECTION 8.04, at any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him, provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the permanent chairman of the meeting to be not outstanding; provided, further, that each holder of Original Issue Discount Securities shall be entitled to one vote for each $1,000 amount which would be due upon acceleration of his Original Issue Discount Security on the date of the meeting. Neither a temporary nor a permanent chairman of the meeting shall have a right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of SECTION 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held so adjourned without further notice.

     At any meeting of Securityholders, the presence of persons holding or representing Securities in principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the person or persons holding or representing a majority in principal amount of the Securities represented at the meeting may adjourn such meeting with the same effect for all intents and purposes, as though a quorum had been present.

     Section 9.06 Manner of Voting At Meetings and Record to Be Kept. The vote
                  --------------------------------------------------
upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the holders of Securities or of their representatives by proxy and the principal amount or principal amounts of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the permanent secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the permanent secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in SECTION 9.02. The record shall show the principal amount or principal amounts of the Securities voting in favor of, against, or abstaining from voting on, any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and permanent secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     Section 9.07 Exercise of Rights of Trustee, Securityholders and Holders of
                  -------------------------------------------------------------
Preferred Securities Not to Be Hindered or Delayed. Nothing in this Article
--------------------------------------------------
contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee, to the Securityholders or the holders of Preferred Securities under any of the provisions of this Indenture or of the Securities.


                                    ARTICLE X

                            SUPPLEMENTAL INDENTURES
                            -----------------------

     Section 10.01 Purposes for Which Supplemental Indentures May Be Entered
                   ---------------------------------------------------------
Into Without Consent of Securityholders. The Company, when authorized by a
---------------------------------------
Resolution of the Company, and the Trustee may from time to time, and at any time enter into an indenture or indentures supplemental hereto, in form satisfactory to such Trustee (which shall comply with the provisions of the Trust Indenture Act of 1939 as then in effect), for one or more of the following purposes:

          (a) To evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article XI hereof , provided, however, that as a condition to entering into any such supplemental indenture or indentures for any of the foregoing purposes, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the holders of the Securities of all series then outstanding will not recognize income, gain or loss for United States federal income tax purposes as a result of the Company and the Trustee entering into such supplemental indenture or indentures, and that such holders will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the Company and the Trustee had not entered into such supplemental indenture or indentures;

          (b) To add to the covenants of the Company such further covenants, restrictions or conditions as the Company and the Trustee shall consider to be for the protection of the holders of all or any series of Securities (and if such covenants, restrictions or conditions are to be for the benefit of less than all series of Securities, stating that such covenants, restrictions or conditions are expressly being included solely for the benefit of such series), and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect to any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (c) To add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

          (d) To change or eliminate any of the provisions of this Indenture; provided, however, that any such change or elimination shall become effective only when there is no Security of any series outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

          (e) To establish the form or terms of Securities of any series as permitted by SECTION 2.01 and 2.02;

          (f) To cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provisions contained herein or in any supplemental indenture, or to make such other provision in regard to matters or questions arising under this Indenture or any supplemental indenture; provided, however, that such action shall not adversely affect the interests of the holders of Securities of any series in any material respect or, in the case of the Securities of a series issued to a DPL Trust and for so long as any of the corresponding series of Preferred Securities issued by such DPL Trust shall remain outstanding, the holders of such Preferred Securities;

          (g) To mortgage or pledge to the Trustee as security for the Securities any property or assets which the Company may desire to mortgage or pledge as security for the Securities; and

          (h) To qualify, or maintain the qualification of, the Indenture under the Trust Indenture Act.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, mortgage, pledge or assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of SECTION 10.02.

     Section 10.02 Modification of Indenture With Consent of Holders of A
                   ------------------------------------------------------
Majority In Principal Amount of Securities. With the consent (evidenced as
------------------------------------------
provided in SECTION 8.01) of the holders of not less than a majority in principal amount of the Securities of all series at the time outstanding (determined as provided in SECTION 8.04) affected by such supplemental indenture (voting as one class), the Company, when authorized by a Resolution of the Company, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall be in conformity with the provisions of the Trust Indenture Act of 1939 as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) change the fixed Maturity of any Securities, or reduce the rate or extend the time of payment of any interest thereon or on any overdue principal amount or reduce the principal amount thereof, or change the provisions pursuant to which the rate of interest on any Security is determined if such change could reduce the rate of interest thereon, or reduce the minimum rate of interest thereon, or reduce any amount payable upon any redemption thereof, or adversely affect any right to convert the Securities in accordance herewith, or reduce the amount to be paid at Maturity or upon redemption in Capital Stock or make the principal thereof or any interest thereon or on any overdue principal amount payable in any coin or currency other than that provided in the Security without the consent of the holder of each Security so affected, (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture without the consent of the holders of all Securities then outstanding, (iii) modify any of the provisions of this Section, SECTION 4.07 or
SECTION 6.06, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holders of all Securities then outstanding or (iv) modify the provisions of Article XIV with respect to the subordination of outstanding Securities of any series in a manner adverse to the holders thereof without the consent of the holder of each Security so affected; provided, however, that, in the case of the Securities of a series issued to a DPL Trust, so long as any of the corresponding series of Preferred Securities issued by such DPL Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Preferred Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default with respect to such series or compliance with any covenant with respect to such series under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation amount of such Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full; and
(ii) no amendment shall be made to SECTION 6.05 of this Indenture that would impair the rights of the holders of such Preferred Securities provided therein or to this Indenture that requires the consent of each holder of the Securities of such series without the prior consent of each holder of such Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities or Preferred Securities, or which modifies the rights of holders of Securities or holders of Preferred Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities or holders of Preferred Securities of any other series.

     Upon the request of the Company, accompanied by a copy of a Resolution of the Company certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall mail a notice to the holders of Securities of each series so affected, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 10.03 Effect of Supplemental Indentures. Upon the execution of any
                   ---------------------------------
supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     The Trustee shall be entitled to receive, and subject to the provisions of
SECTION 7.01 shall be entitled to rely upon, an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article and stating that the Securities affected by the supplemental indenture, when such Securities are authenticated and delivered by the Trustee and executed and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law).

     Section 10.04 Securities May Bear Notation of Changes By Supplemental
                   -------------------------------------------------------
Indentures. Securities authenticated and delivered after the execution of any
----------
supplemental indenture pursuant to the provisions of this Article, or after any action taken at a Securityholders' meeting pursuant to Article IX, may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture or as to any action taken at any such meeting. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities then outstanding.

     Section 10.05 Revocation and Effect of Consents. Subject to SECTION 8.05,
                   ---------------------------------
until an amendment, supplement, waiver or other action becomes effective, a consent to it by a Securityholder of a Security is a continuing consent conclusive and binding upon such Securityholder and every subsequent Securityholder of the same Security or portion thereof, and of any Security issued upon the registration of transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Security.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only such Persons, shall be entitled to consent or revoke such consent to such amendment, supplement or waiver, whether or not such Persons continue to be Securityholders after such record date. No such consent shall be valid or effective for more than 180 days after such record date.

     After an amendment, supplement, waiver or other action becomes effective, it shall bind every Securityholder.


                                   ARTICLE XI

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE
                    -----------------------------------------

     Section 11.01 Company May Consolidate, Etc. On Certain Terms. The Company
                   ----------------------------
covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any Person unless (i) either the Company shall be the continuing corporation, or the successor corporation (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition, (iii) in the case of Securities of a series issued to a DPL Trust, such consolidation, merger, sale or conveyance is permitted under the relevant Trust Agreement and DPL Guarantee and does not give rise to any breach or violation of such Trust Agreement or DPL Guarantee , and
(iv) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the holders of all Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such merger, consolidation, sale or conveyance, and that such holders will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such merger, consolidation, sale or conveyance had not occurred.

     Section 11.02 Successor Corporation Substituted. In case of any such
                   ---------------------------------
consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been delivered to the Trustee; and upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     Section 11.03 Opinion of Counsel to Trustee. The Trustee shall be entitled
                   -----------------------------
to receive, and subject to the provisions of SECTION 7.01 shall be entitled to rely upon, an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance and any such assumption, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


                                   ARTICLE XII

                    SATISFACTION AND DISCHARGE OF INDENTURE,
                    ----------------------------------------
                                UNCLAIMED MONEYS
                                ----------------

     Section 12.01 Satisfaction and Discharge of Indenture. If (a) the Company
                   ---------------------------------------
shall deliver to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in SECTION 2.07) and not theretofore cancelled, or (b) all the Securities of such series not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee as trust funds the entire amount sufficient to pay at Maturity or upon redemption all of such Securities not theretofore cancelled or delivered to the Trustee for cancellation, including principal and any interest due or to become due to such date of Maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to Securities of such series, then this Indenture shall cease to be of further effect with respect to Securities of such series, (except as to (i) remaining rights of registration of transfer, conversion, substitution and exchange and the Company's right of optional redemption of Securities of such series, (ii) rights hereunder of holders to receive payments of principal of, and any interest on, the Securities of such series, and other rights, duties and obligations of the holders of Securities of such series as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee, and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company, and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The Company hereby agrees to compensate the Trustee for any services thereafter reasonably and properly rendered and to reimburse the Trustee for any costs or expenses theretofore and thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities of such series.

     Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of any or all series, the obligations of the Company to the Trustee under SECTION 7.06 and of the Company under SECTION 12.02 AND
SECTION 15.06 shall survive.

     Section 12.02 Application By Trustee of Funds Deposited for Payment of
                   --------------------------------------------------------
Securities. Subject to SECTION 12.04 and SECTION 15.06, all moneys deposited
----------
with the Trustee pursuant to SECTION 12.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the holders of the particular Securities of such series, for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest.

     Section 12.03 Repayment of Moneys Held By Paying Agent. In connection with
                   ----------------------------------------
the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys with respect to Securities of such series then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

     Section 12.04 Repayment of Moneys Held By Trustee. Any moneys deposited
                   -----------------------------------
with the Trustee or any Paying Agent for the payment of the principal of or any interest on any Securities of any series and not applied but remaining unclaimed by the holders of Securities of such series for two years after the date upon which such payment shall have become due and payable, shall, at the request of the Company, be repaid to the Company by the Trustee or by such Paying Agent; and the holder of any of the Securities of such series entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall, upon receipt of a written request of the Company and at the expense of the Company cause to be published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper, or mailed to the registered holders thereof, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said money then remaining will be returned to the Company.


                                  ARTICLE XIII

               IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS,
               --------------------------------------------------
                            DIRECTORS AND EMPLOYEES
                            -----------------------

     Section 13.01 Incorporators, Stockholders, Officers, Directors and
                   ----------------------------------------------------
Employees of Company Exempt From Individual Liability. No recourse under or upon
-----------------------------------------------------
any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Company or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of and as a consideration for, the execution of this Indenture and the issue of such Securities.


                                   ARTICLE XIV

                          SUBORDINATION OF SECURITIES
                          ---------------------------

     Section 14.01 Agreement to Subordinate. The Company, for itself, its
                   ------------------------
successors and assigns, covenants and agrees, and each holder of a Security of any series likewise covenants and agrees by his acceptance thereof, that the obligation of the Company to make any payment on account of the principal of and interest on each and all of the Securities of any series shall be subordinate and junior in right of payment to the Company's obligations to the holders of Senior Indebtedness of the Company, and that in the case of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Company as a whole, whether voluntary or involuntary, all obligations of the Company to holders of Senior Indebtedness of the Company shall be entitled to be paid in full in cash before any payment shall be made on account of the principal of or interest on any of the Securities (except that Holders may receive payments and other distributions made from any defeasance trust created pursuant to SECTION 15.01 hereof). In the event of any such proceeding, after payment in full in cash of all sums owing with respect to Senior Indebtedness of the Company, the holders of the Securities of each series, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of and interest on the Securities of any series before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities. In addition, in the event of any such proceeding, if any payment or distribution of assets of the Company of any kind or character whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities of any series shall be received by the Trustee or the holders of the Securities of any series before all Senior Indebtedness of the Company is paid in full, such payment or distribution shall be held in trust for the benefit of and shall be paid over to the holders of such Senior Indebtedness of the Company or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably, for application to the payment of all Senior Indebtedness of the Company remaining unpaid until all such Senior Indebtedness of the Company shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness of the Company. The obligations of the Company in respect of the Securities of all series shall rank on a parity with any obligations of the Company ranking on a parity with the Securities. Nothing in this SECTION 14.01 shall apply to claims of, or payments to, the Trustee under or pursuant to SECTION 7.06.

     The subordination provisions of the foregoing paragraph shall not be applicable to amounts at the time due and owing on the Securities of any series on account of the unpaid principal of or interest on the Securities of such series for the payment of which funds have been deposited in trust with the Trustee or any Paying Agent or have been set aside by the Company in trust in accordance with the provisions of this Indenture; nor shall such provisions impair any rights, interests, or powers of any secured creditor of the Company in respect of any security the creation of which is not prohibited by the provisions of this Indenture.

     The Company shall give prompt written notice to the Trustee of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Company as a whole, whether voluntary or involuntary. The Trustee, subject to the provisions of SECTION 7.01, shall be entitled to assume that, and may act as if, no such event has occurred unless a Responsible Officer of the Trustee assigned to the Trustee's corporate trust department has received at the principal office of the Trustee from the Company or any one or more holders of Senior Indebtedness of the Company or any trustee therefor (who shall have been certified or otherwise established to the satisfaction of the Trustee to be such a holder or trustee) written notice thereof. Upon any distribution of assets of the Company referred to in this Article, the Trustee and holders of the Securities of each series shall be entitled to rely conclusively upon any order or decree of a court of competent jurisdiction in which proceedings relating to any event specified in the first sentence of this paragraph are pending for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article, and the Trustee, subject to the provisions of Article VII, and the holders of the Securities of each series shall be entitled to rely conclusively upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the holders of the Securities of each series for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the absence of any such liquidating trustee, agent or other person, the Trustee shall be entitled to rely conclusively upon a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness of the Company, to participate in any payment or distribution pursuant to this Section, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section 14.02 Obligation of The Company Unconditional. Nothing contained in
                   ---------------------------------------
this Article or elsewhere in this Indenture is intended to or shall impair, as between the Company and the holders of the Securities of each series, the obligation of the Company, which is absolute and unconditional, to pay to such holders the principal of and interest on such Securities of each series when, where and as the same shall become due and payable, all in accordance with the terms of such Securities, or is intended to or shall affect the relative rights of such holders and creditors of the Company other than the holders of the Senior Indebtedness of the Company, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of the Company in respect of cash, property, or securities of the Company received upon the exercise of any such remedy.

     Section 14.03 Limitations On Duties to Holders of Senior Indebtedness of
                   ----------------------------------------------------------
The Company. With respect to the holders of Senior Indebtedness of the Company,
-----------
the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Company shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company, except with respect to moneys held in trust pursuant to the first paragraph of SECTION 14.01.

     Section 14.04 Notice to Trustee of Facts Prohibiting Payment.
                   ----------------------------------------------
Notwithstanding any of the provisions of this Article or any other provisions of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee unless and until a Responsible Officer of the Trustee assigned to its corporate trust department shall have received at the principal office of the Trustee written notice thereof from the Company or from one or more holders of Senior Indebtedness of the Company or from any trustee therefor who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such a holder or trustee; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of SECTION 7.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that, if prior to the fifth Business Day preceding the date upon which by the terms hereof any such moneys may become payable for any purpose, or in the event of the execution of an instrument pursuant to SECTION 12.01 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and/or apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date; provided, however, no such application shall affect the obligations under this Article of the Persons receiving such moneys from the Trustee.

     The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, to the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section 14.05 Application By Trustee of Moneys Deposited With It. Anything
                   --------------------------------------------------
in this Indenture to the contrary notwithstanding, any deposit of moneys by the Company with the Trustee or any agent (whether or not in trust) for any payment of the principal of or interest on any Securities shall, except as provided in
SECTION 14.04, be subject to the provisions of SECTION 14.01.

     Section 14.06 Subrogation. Subject to the payment in full of all Senior
                   -----------
Indebtedness of the Company, the holders of the Securities of each series shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company applicable to such Senior Indebtedness until the Securities shall be paid in full, and none of the payments or distributions to the holders of such Senior Indebtedness to which the holders of the Securities of any series or the Trustee would be entitled except for the provisions of this Article or of payments over pursuant to the provisions of this Article to the holders of such Senior Indebtedness by the holders of such Securities or the Trustee shall, as among the Company, its creditors other than the holders of such Senior Indebtedness, and the holders of such Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness; it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders of such Securities, on the one hand, and the holders of the Senior Indebtedness of the Company, on the other hand.

     Section 14.07 Subordination Rights Not Impaired By Acts or Omissions of
                   ---------------------------------------------------------
Company or Holders of Senior Indebtedness of The Company. No right of any
--------------------------------------------------------
present or future holders of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof with which any such holder may have or be otherwise charged. The holders of Senior Indebtedness of the Company may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness of the Company, or amend or supplement any instrument pursuant to which any such Senior Indebtedness of the Company is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness of the Company including, without limitation, the waiver of default thereunder, all without notice to or assent from the holders of the Securities of each series or the Trustee and without affecting the obligations of the Company, the Trustee or the holders of such Securities under this Article.

     Section 14.08 Authorization of Trustee to Effectuate Subordination of
                   -------------------------------------------------------
Securities. Each holder of a Security of any series, by his acceptance thereof,
----------
authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of such Securities and the holders of Senior Indebtedness of the Company, the subordination provided in this Article. If, in the event of any proceeding or other action relating to the Company referred to in the first sentence of
SECTION 14.01, a proper claim or proof of debt in the form required in such proceeding or action is not filed by or on behalf of the holders of the Securities of any series prior to fifteen days before the expiration of the time to file such claim or claims, then the holder or holders of Senior Indebtedness of the Company shall have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the holders of such Securities.

     Section 14.09 No Payment When Senior Indebtedness In Default. In the event
                   ----------------------------------------------
and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured, waived or remedied or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default in payment or such event or default, then no payment or distribution of any kind or character, whether in cash, properties or securities shall be made by the Company on account of principal of (or premium, if any) or interest (including any Additional Interest) if any, on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary (except that

Holders of Securities may receive payments and other distributions made from any defeasance trust created pursuant to SECTION 15.01 hereof).

     In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Responsible Officer of the Trustee assigned to the principal office of the Trustee or, as the case may be, such holder, then and in such event payment shall be paid over and delivered forthwith to the Company.

     Section 14.10 Right of Trustee to Hold Senior Indebtedness of The Company.
                   -----------------------------------------------------------
The Trustee shall be entitled to all of the rights set forth in this Article in respect of any Senior Indebtedness of the Company at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

     Section 14.11 Article XIV Not to Prevent Defaults. The failure to make a
                   -----------------------------------
payment pursuant to the terms of Securities of any series by reason of any provision in this Article shall not be construed as preventing the occurrence of a default under this Indenture.


                                   ARTICLE XV

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE
                    ----------------------------------------

     Section 15.01 Option to Effect Legal Defeasance or Covenant Defeasance. The
                   --------------------------------------------------------
Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either SECTION
15.02 or 15.03 be applied to all outstanding Securities of a series upon compliance with the conditions set forth below in this Article XV.

     Section 15.02 Legal Defeasance and Discharge. Upon the Company's exercise
                   ------------------------------
under SECTION 15.01 of the option applicable to this SECTION 15.02, the Company shall, subject to the satisfaction of the conditions set forth in SECTION 15.04, be deemed to have been discharged from its obligations with respect to all outstanding Securities of a series on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities of such series, which shall thereafter be deemed to be "outstanding" only for the purposes of SECTION 15.05 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities of such series and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Securities of such series to receive solely from the trust fund described in SECTION 15.04, and as more fully set forth in such Section, payments in respect of the principal of or interest or premium, if any, on such Securities of such series when such payments are due from the trust referred to below, (b) the Company's obligations with respect to such Securities of such series under ARTICLE II and SECTION 4.02, (c) the rights (including the rights of the Trustee under Section 7.06), powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (d) this Article XV. Subject to compliance with this Article XV, the Company may exercise its option under this SECTION 15.02 notwithstanding the prior exercise of its option under SECTION 15.03.

     Section 15.03 Covenant Defeasance. Upon the Company's exercise under
                   -------------------
SECTION 15.01 of the option applicable to this SECTION 15.03, the Company shall, subject to the satisfaction of the conditions set forth in SECTION 15.04 hereof, be released from its obligations under the covenants contained in SECTION 4.09 hereof and SECTION 11.01 hereof with respect to the outstanding Securities of such series on and after the date the conditions set forth in SECTION 15.04 are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Securities of such series shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities of such series shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under SECTION 6.01, but, except as specified above, the remainder of this Indenture and such Securities of such series shall be unaffected thereby. In addition, upon the Company's exercise under SECTION 15.01 of the option applicable to this SECTION 15.03, subject to the satisfaction of the conditions set forth in SECTION 15.04, SECTION 6.01(C) shall not constitute Events of Default.

     Section 15.04 Conditions to Legal or Covenant Defeasance. The following
                   ------------------------------------------
shall be the conditions to the application of either SECTION 15.02 or 15.03 to the outstanding Securities of such series:

     In order to exercise either Legal Defeasance or Covenant Defeasance:

          (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in United States dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding Securities of such series on the stated date for payment thereof or on the applicable redemption date, as the case may be, and the Company must specify whether the Securities of such series are being defeased to maturity or to a particular redemption date;

          (b) in the case of an election under SECTION 15.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (c) in the case of an election under SECTION 15.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States confirming that the Holders of the outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

          (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the incurrence of indebtedness or issuance of redeemable stock all or a portion of the proceeds of which will be used to defease the Securities of such series pursuant to this Article XV concurrently with such incurrence);

          (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

          (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

          (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

     Section 15.05 Deposited Money and Government Securities to be Held in
                   -------------------------------------------------------
Trust; Other Miscellaneous Provisions. Subject to SECTION 15.06, all money and
-------------------------------------
non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this SECTION 15.05, the "TRUSTEE") pursuant to SECTION 15.04 in respect of the outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities of such series and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of such series of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to SECTION 15.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities of such series.

     Anything in this Article XV to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in SECTION 15.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under SECTION 15.04(A)), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

     Section 15.06 Repayment to Company. Any money deposited with the Trustee or
                   --------------------
any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security of such series and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security of such series shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall upon a written request of the Company and at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 15.07 Reinstatement. If the Trustee or Paying Agent is unable to
                   -------------
apply any United States dollars or non-callable Government Securities in accordance with SECTION 15.02 or 15.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to SECTION 15.02 or 15.03 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with SECTION 15.02 or 15.03, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Security of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities of such series to receive such payment from the money held by the Trustee or Paying Agent.


                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section 16.01 Successors and Assigns of Company Bound By Indenture. All the
                   ----------------------------------------------------
covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     Section 16.02 Acts of Board, Committee or Officer of Successor Corporation
                   ------------------------------------------------------------
Valid. Any act or proceeding by any provision of this Indenture authorized or
-----
required to be done or performed by any board, committee or officer or officers of the Company shall and may be done and performed with like force and effect by the like board, committee or officer or officers of any corporation that shall at the time be the lawful sole successor of the Company.

     Section 16.03 Required Notices or Demands May Be Served By Mail. Any notice
                   -------------------------------------------------
or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee, by the holders of Securities or by the holders of Preferred Securities to or on the Company may be given or served by registered mail postage prepaid addressed (until another address is filed by the Company with the Trustee for such purpose), as follows: DPL Inc., Courthouse Plaza Southwest, Dayton, Ohio 45402, Attention: General Counsel. Except as otherwise provided herein, any notice, direction, request, demand, consent or waiver by the Company, by any Securityholder or by any holder of a Preferred Security to or upon the Trustee shall be deemed to have been sufficiently given, made or filed, for all purposes, if given, made or filed in writing to or with the Trustee at the principal office of the Trustee, The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Administration.

     Section 16.04 Officers' Certificate and Opinion of Counsel to Be Furnished
                   ------------------------------------------------------------
Upon Applications or Demands By The Company. Upon any request or application by
-------------------------------------------
the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture, other than certificates provided pursuant to SECTION 4.06, shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, upon the certificate, statement or opinion of or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate,


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


statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

     Section 16.05 Payments Due On Saturdays, Sundays, and Holidays. In any case
                   ------------------------------------------------
where the date of payment of interest on or principal of the Securities of any series or the date fixed for any redemption of any Security of any series shall not be a Business Day, then payment of interest or principal need not be made on such date, but shall be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment of interest on or principal of the Security or the date fixed for any redemption of any Security of such series, and no additional interest shall accrue for the period after such date and before payment.

     Section 16.06 Provisions Required By Trust Indenture Act of 1939 to
                   -----------------------------------------------------
Control. If and to the extent that any provision of this Indenture limits,
-------
qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such required provision shall control.

     Section 16.07 Indenture and Securities to Be Construed In Accordance With
                   -----------------------------------------------------------
The Laws of The State of New York. This Indenture and each Security shall be
---------------------------------
deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State (including without limitation Section 5-1401 of the New York General Obligations Law or successor to such statute).

     Section 16.08 Provisions of The Indenture and Securities for The Sole
                   -------------------------------------------------------
Benefit of The Parties and The Securityholders. Nothing in this Indenture or in
----------------------------------------------
the Securities, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto and their successors and assigns and the holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition and provision herein contained; all its covenants, conditions and provisions being for the sole benefit of the parties hereto and their successors and assigns and of the holders of the Securities and, to the extent expressly provided in SECTIONS 6.01, 6.05, 6.06, 9.07, 10.01 and 10.02, the holders of Preferred Securities.

     Section 16.09 Indenture May Be Executed In Counterparts. This Indenture may
                   -----------------------------------------
be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.


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


     Section 16.10 Securities In Foreign Currencies. Whenever this Indenture
                   --------------------------------
provides for any action by, or any distribution to, holders of Securities denominated in United States dollars and in any other currency, in the absence of any provision to the contrary in the form of Security of any particular series, the relative amount in respect of any Security denominated in a currency other than United States dollars shall be treated for any such action or distribution as that amount of United States dollars that could be obtained for such amount on such reasonable basis of exchange and as of such date as the Company may specify in a written notice to the Trustee.

     The Bank of New York, the party of the second part, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions, herein above set forth.


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


     IN WITNESS WHEREOF, DPL Inc., the party of the first part, has caused this Indenture to be signed and acknowledged by Elizabeth M. McCarthy, its Vice President and Chief Financial Officer and The Bank of New York, the party of the second part, has caused this Indenture to be signed and acknowledged by Paul J. Schmalzel, one of its Vice Presidents, all as of the day and year first written above.

                                        DPL INC.


                                        By:     /s/Elizabeth M. McCarthy
                                           ------------------------------------
                                           Name:   Elizabeth McCarthy
                                           Title:  Vice President and Chief
                                                   Financial Officer


                                        THE BANK OF NEW YORK, as Trustee


                                        By:     /s/Paul J. Schmalzel
                                           ------------------------------------
                                           Name:   Paul J. Schmalzel
                                           Title:  Vice President


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


STATE OF OHIO            )
                         :    ss.:
COUNTY OF DAYTON         )


     On the 31 day of August, 2001, before me personally came Elizabeth M. McCarthy, to me known, who, being by me duly sworn, did depose and say that she is a Vice President and Chief Financial Officer of DPL Inc., a corporation described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the Board of Directors of such corporation.


                                                    /s/Timothy G. Rice
                                             ----------------------------------
                                                       Notary Public

STATE OF NEW YORK        )
                         :    ss.:
COUNTY OF NEW YORK       )


     On the 31 day of August, 2001, before me personally came Paul J. Schmalzel, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of The Bank of New York, a corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of such corporation.

                                                   /s/William J. Cassels
                                             ----------------------------------
                                                       Notary Public


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